As filed with the Securities and Exchange Commission on March 28, 2013.

Registration No. 33-6418

1940 Act File No. 811-4946

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 35	☒

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 37	☒

(Check Appropriate box or boxes)

Thompson IM Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

918 Deming Way

3rd Floor

Madison, Wisconsin 53717

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (608) 827-5700

John W. Thompson

918 Deming Way

3rd Floor

Madison, Wisconsin 53717

(Name and Address of Agent for Service)

Copy to:

Fredrick G. Lautz, Esq.

Quarles & Brady LLP

411 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on March 31, 2013 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

THOMPSON IM FUNDS, INC.

Prospectus

MARCH 31, 2013

THOMPSON	THOMPSON	THOMPSON
LargeCap	MIDCAP	BOND
FUND®|	FUND®	FUND®
(THPGX)	(THPMX)	(THOPX)

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime. Money you invest in the Funds is not a deposit of a bank. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

SUMMARY INFORMATION	1
Thompson LargeCap Fund	1
Thompson MidCap Fund	5
Thompson Bond Fund	10

Summary of Other Important Information Regarding Shares of the Funds	15

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	16
LargeCap Fund Objective and Principal Strategies	16
MidCap Fund Objective and Principal Strategies	17
Other Strategies of the LargeCap Fund and MidCap Fund	17
Bond Fund Objective and Strategies	18
Principal and Other Risks	19
Principal Risks Common to Each Fund	19
Principal Risks of the LargeCap Fund	21
Principal Risks of the MidCap Fund	21
Principal Risks of the Bond Fund	22
Other Risks	25
Other Information	26
Fund Holdings Information	27

MANAGEMENT	27
Investment Advisor	27
Portfolio Managers	28
Additional Information About Portfolio Managers	29

HOW TO BUY SHARES	29
General	29
Purchase Procedures	31
Exchange of Fund Shares	34
Availability of Money Market Fund	35

HOW TO SELL SHARES	36
General	36
Redemption Procedures	36
Receiving Redemption Proceeds	38
Other Redemption Information	38

OTHER INFORMATION	39
Determination of Net Asset Value	39
Excessive Account Activity	40
Inactive Accounts	41
Authorized Broker-Dealers	41
Dividends and Distributions	42
Taxes	42
Cost Basis Reporting	43
Retirement Accounts and Plans	43

i

SUMMARY INFORMATION

Thompson LargeCap Fund

Investment Objective. The LargeCap Fund seeks a high level of long-term capital appreciation.

Fees and Expenses of the LargeCap Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the LargeCap Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Exchange Fee	None

Maximum Account Fee	None

Outgoing Wire Transfer Fee	$15.00 each

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%

Distribution (12b-1) Fees	None

Other Expenses	0.36%

Total Annual Fund Operating Expenses	1.31%

Fee Waivers and/or Expense Reimbursements (1)	(0.11%)

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%

1

(1) The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2014, so that the annual operating expenses of the Fund do not exceed 1.20% of its average daily net assets. This waiver/reimbursement may only be terminated by the Advisor with the consent of the Board of Directors of the Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$122	$404	$708	$1,569

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund. The LargeCap Fund normally invests at least 80% of its net assets plus any borrowing for investment purposes in a diversified portfolio of equity securities of large-capitalization companies that at the time of purchase fall within the capitalization ranges of companies in the S&P 500 Index, the Fund’s benchmark. Although market capitalizations are constantly changing, as of December 31, 2012, the smallest company in the S&P 500 Index had a market capitalization of $1.45 billion.  The Fund’s equity investments included within this 80% may include common stocks, American Depositary Receipts (ADRs), and real estate investment trusts (REITs). Although current income is not its primary objective, the LargeCap Fund anticipates that capital growth will be accompanied by growth through dividend income.

We invest in equity securities that possess most of the following characteristics:

2

•	Leading market positions
•	High barriers to entry and other competitive or technological advantages
•	High returns on equity and assets
•	Good growth prospects
•	Strong management

•	Relatively low debt burdens

We also generally seek to identify investment opportunities in equity securities of companies that we believe have above-average potential for earnings and dividend growth.

To achieve a better risk-adjusted return on its equity investments, the LargeCap Fund invests in a diversified portfolio of companies, including companies from a blend of industries and style classes. We believe that holding a diverse group of stocks will provide competitive returns under different market environments relative to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest wherever we believe opportunity exists.

Principal Risks of Investing in the Fund. Like all investments, an investment in the LargeCap Fund is subject to risks, and you could lose money investing in the Fund. The Fund could fail to achieve its investment objective. The LargeCap Fund is suitable if you are looking for capital appreciation by investing in a diverse group of large-sized companies and have a long-term perspective.

An investment in the LargeCap Fund typically is subject to the following principal risks:

Market Risk. It is possible that the Fund’s share price and total return may decline as a result of a decline in the value of its portfolio of equity securities. The equity securities in which the LargeCap Fund invests fluctuate in value due to changes in the securities markets, general economic conditions and factors that particularly affect the issuers of these stocks and their industries.

Large Cap Risk. Companies having large capitalizations tend to be more mature than smaller-capitalization stocks. As a result, these types of companies may have fewer opportunities to grow relative to the economy as a whole.

Smaller Cap Risk. Companies having medium and smaller capitalizations are subject to greater price volatility than stocks of large companies and may have lower trading volume and less market liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or services markets, fewer financial resources and less competitive strength than larger companies.

Style Risk. From time to time we may prefer a certain investment style, such as a growth style or value style, that may underperform and/or be more volatile than other investment styles or the stock markets generally during these periods.

3

Active Management Risk. Our selection of securities for the LargeCap Fund may not perform as well as expected when those securities were purchased or as well as the securities markets generally.

Depositary Receipts Risk. American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events.

Real Estate Investment Trusts. Real Estate Investment Trusts (“REITs”) depend on specialized management skills and may have limited diversification and smaller market capitalizations.

Please see page 19 of the Prospectus for detailed information about the risks described above.

Past Performance. The bar chart and table below provide some indication of the risks of investing in the LargeCap Fund by showing how the Fund’s total returns before taxes have varied from year to year and how the Fund’s average annual total returns (both before and after taxes) for one, five and ten years compare to a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

LargeCap Fund

Calendar Year Total Returns

The Fund’s highest/lowest quarterly results during this period were:

Highest:	23.81%	(quarter ended 6/30/03)
Lowest:	-24.68%	(quarter ended 12/31/08)

4

LargeCap Fund

Average Annual Total Returns

(for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes	17.06%	-1.68%	2.84%
Return After Taxes on Distributions	16.96%	-1.75%	2.42%
Return After Taxes on Distributions and Sale of Fund Shares	11.22%	-1.43%	2.47%
S&P 500 Index	16.00%	1.66%	7.10%

(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Advisor. Thompson Investment Management, Inc. serves as the LargeCap Fund’s investment advisor.

Portfolio Managers. The following individuals serve as Co-Portfolio Managers for the LargeCap Fund:

Name	Title	Length of Service

John W. Thompson	Portfolio Manager	since 1992

James T. Evans	Portfolio Manager	since 2009

Jason L. Stephens	Portfolio Manager	since 2009

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please see “Summary of Other Important Information Regarding Shares of the Funds” on page 15 of this Prospectus.

SUMMARY INFORMATION

Thompson MidCap Fund

Investment Objective. The MidCap Fund seeks a high level of long-term capital appreciation by investing in securities of medium-sized companies.

5

Fees and Expenses of the MidCap Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the MidCap Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Exchange Fee	None

Maximum Account Fee	None

Outgoing Wire Transfer Fee	$15.00 each

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%

Distribution (12b-1) Fees	None

Other Expenses	0.83%

Total Annual Fund Operating Expenses	1.83%

Fee Waivers and/or Expense Reimbursements (1)	(0.53%)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%

(1) The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2014, so that the annual operating expenses of the Fund do not exceed 1.30% of its average daily net assets. This waiver/reimbursement may only be terminated by the Advisor with the consent of the Board of Directors of the Funds.

6

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$132	$524	$941	$2,104

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund. The MidCap Fund normally invests at least 80% of its net assets plus any borrowing for investment purposes in a diversified portfolio of equity securities of medium-sized companies that at the time of purchase fall within the 12-month average of the capitalization ranges of stocks in the Russell Midcap Index, the Fund’s benchmark. Although market capitalizations are constantly changing, as of December 31, 2012, the Russell Midcap Index included companies with market capitalizations between $313 million and $25 billion. The Fund’s equity investments included within this 80% may include common stocks, American Depositary Receipts (ADRs), and real estate investment trusts (REITs).

We invest in equity securities that possess most of the following characteristics:

•	Strong market positions
•	High barriers to entry and other competitive or technological advantages
•	High returns on equity and assets
•	Good growth prospects
•	Strong management

•	Relatively low debt burdens

7

We also generally seek to identify investment opportunities in equity securities of companies that we believe have above-average potential for earnings and dividend growth.

To achieve a better risk-adjusted return on its equity investments, the MidCap Fund invests in a diversified portfolio of companies, including companies from a blend of industries and style classes. We believe that holding a diverse group of stocks will provide competitive returns under different market environments relative to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest wherever we believe opportunity exists.

Principal Risks of Investing in the Fund. Like all investments, an investment in the MidCap Fund is subject to risks, and you could lose money investing in the Fund. The Fund could fail to achieve its investment objective. The MidCap Fund is suitable if you are looking for capital appreciation by investing in a diverse group of medium-sized companies and have a long-term perspective.

An investment in the MidCap Fund typically is subject to the following principal risks:

Market Risk. It is possible that the Fund’s share price and total return may decline as a result of a decline in the value of its portfolio of equity securities. The equity securities in which the MidCap Fund invests fluctuate in value due to changes in the securities markets, general economic conditions and factors that particularly affect the issuers of these securities and their industries.

Midcap Risk. The medium-sized companies in which the MidCap Fund invests often have greater price volatility, lower trading volume and less liquidity than larger, more-established companies. As a class, medium-sized companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or services markets, fewer financial resources and less competitive strength than larger companies.

Style Risk. From time to time, we may prefer a certain investment style, such as a growth style or value style, that may underperform and/or be more volatile than other investment styles or than the stock markets generally during these periods.

Active Management Risk. Our selection of securities for the MidCap Fund may not perform as well as expected when those securities were purchased or as well as the securities markets generally.

Depositary Receipts Risk. American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events.

Real Estate Investment Trusts. Real Estate Investment Trusts (“REITs”) depend on specialized management skills and may have limited diversification and smaller market capitalizations.

8

Please see page 19 of the Prospectus for detailed information about the risks described above.

Past Performance. The bar chart and table below provide some indication of the risks of investing in the MidCap Fund by showing how the Fund’s total returns before taxes have varied from year to year and how the Fund’s average annual total returns (both before and after taxes) for the one-year and life-of-fund periods compare to a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

MidCap Fund

Calendar Year Total Returns

The Fund’s highest/lowest quarterly results during this period were:

Highest:	23.63%	(quarter ended 6/30/09)
Lowest:	-19.48%	(quarter ended 9/30/11)

MidCap Fund

Average Annual Total Returns

(for the periods ended December 31, 2012)

	1 Year	Life of Fund (since March 31, 2008)
Return Before Taxes	17.51%	7.03%
Return After Taxes on Distributions	16.06%	6.10%
Return After Taxes on Distributions and Sale of Fund Shares	13.35%	5.95%
Russell Midcap Index	17.28%	6.07%

(reflects no deduction for fees, expenses, or taxes)

9

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Advisor. Thompson Investment Management, Inc. serves as the MidCap Fund’s investment advisor.

Portfolio Managers. The following individuals serve as Co-Portfolio Managers for the MidCap Fund:

Name	Title	Length of Service

John W. Thompson	Portfolio Manager	since 2008

James T. Evans	Portfolio Manager	since 2008

Jason L. Stephens	Portfolio Manager	since 2008

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please see “Summary of Other Important Information Regarding Shares of the Funds” on page 15 of this Prospectus.

SUMMARY INFORMATION

Thompson Bond Fund

Investment Objective. The Bond Fund seeks a high level of current income while preserving capital.

Fees and Expenses of the Bond Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Bond Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Exchange Fee	None

Maximum Account Fee	None

Outgoing Wire Transfer Fee	$15.00 each

10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%

Distribution (12b-1) Fees	None

Other Expenses	0.18%

Total Annual Fund Operating Expenses	0.78%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$80	$249	$433	$966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

11

Investments, Risks, and Performance

Principal Investment Strategies of the Fund. The Bond Fund normally invests at least 80% of its net assets plus any borrowing for investment purposes in a diversified portfolio of bonds, including corporate bonds of domestic issuers and of foreign issuers payable in U.S. dollars, short-term debt instruments, mortgage- and asset-related securities, bonds of foreign government issuers (including its agencies and instrumentalities) payable in U.S. dollars, and U.S. Treasury securities and other debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities). Although the Bond Fund invests primarily in investment-grade debt securities (i.e., those rated in the four highest rating categories by S&P or Moody’s), it may invest up to 10% of its net assets in bonds rated below investment grade (commonly referred to as “junk” or “high-yield” bonds). In the aggregate, these below-investment-grade bonds, along with the other bonds in the Fund’s portfolio, will comprise at least 80% of the Fund’s net assets plus any borrowing for investment purposes. The Bond Fund may invest up to 20% of its net assets in other non-debt securities, which include convertible bonds, common stocks and variable-rate demand notes. The dollar-weighted average portfolio maturity of the Bond Fund will normally not exceed 10 years. The Bond Fund does not purchase securities with a view to rapid turnover.

Principal Risks of Investing in the Fund. Like all investments, an investment in the Bond Fund is subject to risks, and you could lose money investing in the Fund. The Fund could fail to achieve its investment objective. The Bond Fund is suitable if you are looking for current income through investment-grade debt securities.

An investment in the Bond Fund typically is subject to the following principal risks:

Market Risk. The share price, total return and yield of the Bond Fund will fluctuate depending on changes in the fair market value and yields of the bonds in the Fund’s portfolio.

Interest-Rate Risk. The value of bonds is affected primarily by changes in interest rates, average maturities and the investment and credit quality of the securities. A bond’s fair market value increases or decreases in order to adjust its yield to current interest rate levels. A bond’s yield reflects the bond’s fixed annual interest as a percentage of its current price. Therefore, bond prices generally move in the opposite direction of interest rates and movements in interest rates typically have a greater effect on prices of longer-term bonds than on those with shorter maturities. Changes in prevailing interest rates will also affect the yield on shares of the Bond Fund. Interest-rate fluctuations, however, will not affect the income received by the Bond Fund from its existing portfolio of fixed-income securities (other than from variable-rate securities).

Credit Risk. The Bond Fund is subject to credit risk, which is the risk that the issuers of the bonds in which the Fund invests may default on interest and/or principal payments. The creditworthiness of an issuer could deteriorate because of developments affecting the issuer uniquely, industry developments or general economic conditions. Such deterioration increases the risk of default and would likely cause a decline in the bond’s value.

Active Management Risk. The selection of securities for the Bond Fund may not perform as well as expected when those securities were purchased or as well as the bond markets generally. The selection of securities for the Fund may be more or less heavily allocated to some types of securities, such as corporate bonds, agency bonds, or Treasury bonds, than the Fund’s benchmark, which may cause the Fund’s performance and/or risk profile to differ significantly from its benchmark.

12

Junk-Bond Risk. Because it can invest up to 10% of its net assets in bonds rated below investment grade (commonly referred to as “junk” or “high-yield” bonds), the Bond Fund is subject to junk-bond risk. Junk bonds are considered speculative with regard to the issuer’s capacity to pay interest and repay principal. Such bonds are subject to possible risk of issuer default or bankruptcy, lack of liquidity and sensitivity to adverse economic events or developments specific to the issuer.

Prepayment Risk. Certain of the bonds held by the Bond Fund (particularly mortgage-related securities) may be prepaid prior to their scheduled maturity dates. Prepayment is likely during periods of falling interest rates. Risk of prepayment generally affects the price and yield of a bond and their volatility because prepayment shortens the life of the bond and thus the expected interest payments from that bond. Prepayment will also require the Bond Fund to reinvest the proceeds in other securities, usually at lower rates and yields.

Foreign Issuer Risk. Some foreign issuers are subject to less stringent and less uniform regulatory, financial reporting, and accounting standards and practices than U.S. issuers. Bonds of foreign issuers are generally less liquid than those of U.S. issuers, and evidence of the Fund’s ownership of bonds may be uncertain in many foreign countries. Bonds of foreign issuers in some countries may be subject to expropriation or confiscatory taxation or affected by political or social instability, war, terrorism, nationalization, or limitations on the removal of funds or other assets.

Convertible Debt Risk. Convertible debt securities will typically be classified as subordinated debt and, therefore, are more risky than unsubordinated debt.  Subordinated debt holders are lower in the hierarchy as far as principal repayment during times of distress for the issuer.  Holders of convertible debt receive substantially lower yields to maturity in comparison to the non-convertible equivalent.

Common Stock Risk. Common stocks fluctuate in value for various reasons, including changes in the equities markets, general economic or political changes, interest-rate changes and factors particularly affecting the issues of stocks and their industries.

Please see page 19 of the Prospectus for detailed information about the risks described above.

Past Performance. The bar chart and table below provide some indication of the risks of investing in the Bond Fund by showing how the Fund’s total returns before taxes have varied from year to year and how the Fund’s average annual total returns (both before and after taxes) for one, five and ten years compare to the Fund’s benchmark index. As with all mutual funds, the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

13

Bond Fund

Calendar Year Total Returns

The Fund’s highest/lowest quarterly results during this period were:

Highest:	15.07% (quarter ended 6/30/09)
Lowest:	-9.87% (quarter ended 9/30/08)

Bond Fund

Average Annual Total Returns

(for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes	9.34%	8.12%	6.81%
Return After Taxes on Distributions	8.03%	6.36%	5.05%
Return After Taxes on Distributions and Sale of Fund Shares	6.08%	5.94%	4.83%
Barclays U.S. Govt./Credit 1-5 year Index (reflects no deductions for fees, expenses or taxes)	2.24%	3.83%	3.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Bond Fund’s annualized yield for the 30 days ended December 31, 2012 was 2.53%. For current yield information, please call 1-800-999-0887 or visit our website at www.thompsonim.com.

14

Management

Investment Advisor. Thompson Investment Management, Inc. serves as the Bond Fund’s investment advisor.

Portfolio Managers. The following individuals serve as Co-Portfolio Managers for the Bond Fund:

Name	Title	Length of Service

John W. Thompson	Portfolio Manager	since 1992

James T. Evans	Portfolio Manager	since 2009

Jason L. Stephens	Portfolio Manager	since 2009

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please see “Summary of Other Important Information Regarding Shares of the Funds” on page 15 of this Prospectus.

Summary of Other Important Information
Regarding Shares of the Funds

Purchase and Sale of Fund Shares

Minimum Investment. The initial and subsequent investment minimums for purchases of shares of each Fund are as follows:

To open an account:	$1,000 per Fund

To add to an account:	$100 ($50 for Automatic Investment Plan and Automatic Exchange Plan)

The initial and subsequent investment minimums are not imposed on retirement plan accounts (such as 401(k), SIMPLE and SEP plans). In addition, we may waive the initial and subsequent investment minimum in other appropriate circumstances.

Sale of Fund Shares. You may redeem (sell back to the Fund) all or some shares of a Fund at any time by sending a written request to the Funds, or by telephone unless you indicate otherwise on your account application. You may also redeem Fund shares through broker-dealers, institutions and other service providers, who may charge a commission or other transaction fee for processing the redemption for you.

Tax Information

Each Fund intends to make distributions that may be taxable as ordinary income or capital gains.

15

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), Thompson Investment Management, Inc., the Fund’s Advisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT
OBJECTIVES, STRATEGIES AND RISKS

LargeCap Fund Objective and Principal Strategies

The LargeCap Fund seeks a high level of long-term capital appreciation.

The LargeCap Fund normally invests at least 80% of its net assets plus any borrowing for investment purposes in a diversified portfolio of equity securities of large-capitalization companies that at the time of purchase fall within the capitalization ranges of companies in the S&P 500 Index, the Fund’s benchmark. Although market capitalizations are constantly changing, as of December 31, 2012, the smallest company in the S&P 500 Index had a market capitalization of $1.45 billion.  The Fund’s equity investments included within this 80% may include common stocks, American Depositary Receipts (ADRs), and real estate investment trusts (REITs). Although current income is not its primary objective, the LargeCap Fund anticipates that capital growth will be accompanied by growth through dividend income.

We invest in equity securities that possess most of the following characteristics:

•	Leading market positions
•	High barriers to entry and other competitive or technological advantages
•	High returns on equity and assets
•	Good growth prospects
•	Strong management
•	Relatively low debt burdens

We also generally seek to identify investment opportunities in equity securities of companies that we believe have above-average potential for earnings and dividend growth.

To achieve a better risk-adjusted return on its equity investments, the LargeCap Fund invests in a diversified portfolio of companies, including companies from a blend of industries and style classes. We believe that holding a diverse group of stocks will provide competitive returns under different market environments relative to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest wherever we believe opportunity exists.

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MidCap Fund Objective and Principal Strategies

The MidCap Fund seeks a high level of long-term capital appreciation by investing in securities of medium-sized companies.

The MidCap Fund normally invests at least 80% of its net assets plus any borrowing for investment purposes in a diversified portfolio of equity securities of medium-sized companies that at the time of purchase fall within the 12-month average of the capitalization ranges of stocks in the Russell Midcap Index, the Fund’s benchmark. Although market capitalizations are constantly changing, as of December 31, 2012, the Russell Midcap Index included companies with market capitalizations between $313 million and $25 billion. The Fund’s equity investments included within this 80% may include common stocks, American Depositary Receipts (ADRs), and real estate investment trusts (REITs).

We invest in equity securities that possess most of the following characteristics:

•	Strong market positions
•	High barriers to entry and other competitive or technological advantages
•	High returns on equity and assets
•	Good growth prospects
•	Strong management
•	Relatively low debt burdens

We also generally seek to identify investment opportunities in equity securities of companies that we believe have above-average potential for earnings and dividend growth.

To achieve a better risk-adjusted return on its equity investments, the MidCap Fund invests in a diversified portfolio of companies, including companies from a blend of industries and style classes. We believe that holding a diverse group of stocks will provide competitive returns under different market environments relative to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest wherever we believe opportunity exists.

Other Strategies of the LargeCap Fund and MidCap Fund

Generally, the LargeCap Fund and MidCap Fund do not purchase securities for short-term trading. However, when appropriate, either Fund will sell securities without regard to length of time held. A high portfolio-turnover rate may increase transaction costs, which would adversely affect the Fund’s performance and result in increased taxable gains and income to an investor.

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In addition to common stocks, ADRs, and REITs, the LargeCap Fund and the MidCap Fund may invest in preferred stocks, convertible preferred stocks, securities offered in private placements, options and futures, and convertible fixed-income securities and other corporate debt securities. We generally limit either Fund’s purchase of preferred stocks, convertible preferred stocks and convertible fixed-income securities to 10% or less of that Fund’s net assets. We generally limit either Fund’s purchase of private placements of securities to 5% or less of that Fund’s net assets. Although the LargeCap Fund and MidCap Fund generally purchase securities that are of investment grade (that is, rated in one of the four highest rating categories by S&P or Moody’s), we may invest up to 5% of the net assets of either Fund in fixed-income securities that are rated below investment grade (commonly referred to as “junk” or “high-yield” bonds). We generally limit either Fund’s purchase of options or futures such that the aggregate initial margin and premiums required to establish such positions are 5% or less of the Fund’s net assets. The LargeCap Fund and MidCap Fund may also invest in income-producing, short-term debt instruments as a reserve for future purchases of securities.

Bond Fund Objective and Strategies

Objective and Principal Strategies. The Bond Fund seeks a higher level of current income, while at the same time preserving investment capital. The Bond Fund invests primarily in a diversified portfolio of investment-grade bonds. Such securities generally include the following types:

•	Debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars (corporate debt securities), rated at the time of purchase within the four highest categories by either S&P or Moody’s;

•	Securities backed by the full faith and credit of the U.S. Government, such as U.S. Treasury notes, bills and bonds and GNMA certificates;

•	Debt securities issued by foreign governments (including their agencies and instrumentalities) payable in U.S. dollars, rated at the time of purchase within the four highest categories by either S&P or Moody’s;

•	Securities issued or guaranteed by an agency or instrumentality of the U.S. Government: that are secured by the right of the agency to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Banks; that are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the agency or instrumentality, such as securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”); or that are supported only by the credit of the instrumentality itself, such as securities issued by the Federal National Mortgage Corporation (“Fannie Mae”);

•	Mortgage- and asset-related securities issued or guaranteed by private issuers and guarantors rated at the time of purchase within the four highest categories by S&P or Moody’s;

•	Commercial paper rated within the two highest categories for commercial paper or short-term debt securities by either S&P or Moody’s at the time of purchase;

•	Obligations of banks and thrifts whose deposits are insured by the FDIC; and

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•	Short-term corporate obligations, including variable-rate demand notes if the issuer has commercial paper or short-term debt securities rated within the two highest categories by either S&P or Moody’s at the time of purchase.

Although there are no restrictions on the maturity of securities in which the Bond Fund may invest, it is anticipated that during normal market conditions, the dollar-weighted average portfolio maturity of the Fund will not normally exceed 10 years. In calculating average maturity, the stated final maturity date of a security is generally used, unless it is probable that the maturity of the security will be shortened, in which case the “effective maturity”—the date on which it is probable that the security will be called or prepaid—is used. The Advisor actively manages the portfolio maturity of the debt securities in the Bond Fund’s portfolio, consistent with the Fund’s investment objective, according to the Advisor’s assessment of the interest-rate outlook. During periods of rising interest rates, the Advisor will likely attempt to shorten the average maturity of the portfolio to cushion the effect of falling bond prices on the Fund’s share price. When interest rates are falling and bond prices are increasing, on the other hand, the Advisor will likely seek to lengthen the average maturity.

Notwithstanding the foregoing, the Bond Fund may invest up to 10% of its net assets in debt securities (including convertible securities) that are rated below investment grade (commonly referred to as “junk” or “high-yield” bonds), i.e., below “BBB” by S&P or “Baa” by Moody’s. Such securities are considered speculative with regard to the issuer’s capacity to pay interest and repay principal.

Other Strategies. The Bond Fund may invest in trust preferred securities. In addition, at certain times, up to 5% of the Bond Fund’s net assets may be invested in common and preferred (including convertible preferred) stock due to the Fund obtaining such stock through a conversion, reorganization or other actions that do not involve the direct investment of the Fund in that stock.

Principal and Other Risks

Certain risks are considered principal risks of each Fund, and are listed in the succeeding section. Risks considered principal risks of one Fund but which are not applicable to the other Funds, or which are applicable but not considered principal risks of the other Funds, are listed in the subsequent Fund-specific sections. A summary of certain other risks applicable to some or all of the Funds is also provided following the Fund-specific sections.

Principal Risks Common to Each Fund

Market Risk. Each Fund’s share price and total return may decline as a result of a decline in the value of its portfolio of equity securities. The equity securities in which a Fund invests or which a Fund holds fluctuate in value due to changes in the securities markets, general economic conditions, and factors that particularly affect the issuers of these stocks and their industries.

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Active Management Risk. Our selection of securities for each Fund may not perform as well as expected when those securities were purchased or as well as the securities markets generally. Each Fund is subject to active management or security-selection risk, which is the risk that a portfolio manager’s decision to acquire stocks or securities of particular companies or organizations may prove to be unwise because of factors that were not adequately foreseen by the portfolio manager when making the investment. This risk is exacerbated when an investment is significant relative to a Fund’s net assets. The selection of securities for a Fund may be more or less heavily allocated to some types of securities than the Fund’s benchmark, which may cause the Fund’s performance and/or risk profile to differ significantly from its benchmark.

Real Estate Investment Trusts. Each Fund may invest in real estate investment trusts (REITs), though the risks associated with investing in REITs are not considered principal risks of the Bond Fund. Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, fluctuations in interest rates and variations in rental income. In addition, the failure of a REIT to qualify as such for tax purposes would have an adverse impact on the value of a Fund’s investment in that REIT. To qualify as a REIT, a company is, among other things, required to pay at least 90% of its taxable income to its shareholders every year. Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to be dependent on specialized management skills and may have limited diversification, causing them to be subject to risks inherent in operating and financing a limited number of properties.

Common Stocks. The LargeCap Fund and MidCap Fund invest in common stocks, and, to the extent the Bond Fund holds common stocks through a conversion, reorganization or other actions, the Bond Fund will also be subject to risks associated with investing in common stocks. Common stocks fluctuate in value for various reasons, including changes in the equities markets, general economic or political changes, interest-rate changes and factors particularly affecting the issues of stocks and their industries. Common stocks also tend to have additional risks depending on the capitalization - large, mid, or small - of the companies issuing the common stock.

Large Cap Risk. Companies having large capitalizations tend to be more mature than smaller-capitalization stocks. As a result, these types of companies may have fewer opportunities to grow relative to the economy as a whole. These risks are considered principal risks of the LargeCap Fund.

Mid Cap Risk. Stocks of medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger, more-established companies. As a class, medium-sized companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or services markets, fewer financial resources and less competitive strength than larger companies. In addition, some stocks of companies with medium and small market capitalizations may be traded only in the over-the-counter market. These risks are considered principal risks of the MidCap Fund.

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Smaller Cap Risk. Stocks of smaller companies are subject to greater price volatility than stocks of large companies and may have less market liquidity. In addition, as a class smaller-sized companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or services markets, fewer financial resources and less competitive strength than large- and medium-sized companies. As with medium-sized companies, the stock of smaller-sized companies may be traded only in the over-the-counter market. These risks are considered principal risks of the LargeCap Fund.

Principal Risks of the LargeCap Fund

Style Risk. The LargeCap Fund is subject to “style” risk, which is the risk that its investment style may perform differently from funds with other investment styles or the equities markets generally from time to time due to market and economic conditions as well as issuer and industry developments.

The LargeCap Fund has a blended investment style that is generally characterized as “growth at a reasonable price.” The LargeCap Fund may at any given time favor either growth stocks or value stocks, depending on the Advisor’s assessment of market conditions and other factors. Growth stocks are those of companies perceived to have good growth prospects, and are often characterized by increasing revenues or earnings. They typically have higher price/earning ratios and as a result tend to be sensitive to changes in their earnings and corporate developments and are more volatile than other types of stocks. Value stocks are those of companies whose stock prices are believed to be undervalued relative to their intrinsic value. They are often overlooked or out of favor with investors. To the extent that the LargeCap Fund emphasizes growth stocks or value stocks during a particular period, it may be subject to the risk that such stocks will underperform and/or be more volatile than the market or other types of securities.

Depositary Receipts Risk. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depositary.” The LargeCap Fund may invest in American Depositary Receipts (“ADRs”), for which the depositary is typically a U.S. financial institution and the underlying securities are issued by foreign issuers. ADRs may be listed on a national securities exchange or may trade on an over-the-counter market. ADR prices are denominated in United States dollars, although the underlying security may be denominated in a foreign currency. Although generally tempered to some extent, ADRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events.

Principal Risks of the MidCap Fund

Style Risk. The MidCap Fund is subject to “style” risk, which is the risk that its investment style may perform differently from funds with other investment styles or the equities markets generally from time to time due to market and economic conditions as well as issuer and industry developments.

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The MidCap Fund has a blended investment style that is generally characterized as “growth at a reasonable price.” The MidCap Fund may at any given time favor either growth stocks or value stocks, depending on the Advisor’s assessment of market conditions and other factors. Growth stocks are those of companies perceived to have good growth prospects, and are often characterized by increasing revenues or earnings. They typically have higher price/earning ratios and as a result tend to be sensitive to changes in their earnings and corporate developments and are more volatile than other types of stocks. Value stocks are those of companies whose stock prices are believed to be undervalued relative to their intrinsic value. They are often overlooked or out of favor with investors. To the extent that the MidCap Fund emphasizes growth stocks or value stocks during a particular period, it may be subject to the risk that such stocks will underperform and/or be more volatile than the market or other types of securities.

Depositary Receipts Risk. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depositary.” The MidCap Fund may invest in American Depositary Receipts (“ADRs”), for which the depositary is typically a U.S. financial institution and the underlying securities are issued by foreign issuers. ADRs may be listed on a national securities exchange or may trade on an over-the-counter market. ADR prices are denominated in United States dollars, although the underlying security may be denominated in a foreign currency. Although generally tempered to some extent, ADRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events.

Principal Risks of the Bond Fund

Interest-Rate Risk. The value of bonds is affected primarily by changes in interest rates, average maturities and the investment and credit quality of the securities. A bond’s fair market value increases or decreases in order to adjust its yield to current interest rate levels. A bond’s yield reflects the bond’s fixed annual interest as a percentage of its current price. Therefore, bond prices generally move in the opposite direction of interest rates and movements in interest rates typically have a greater effect on prices of longer-term bonds than on those with shorter maturities. Changes in prevailing interest rates will also affect the yield on shares of the Bond Fund. Interest-rate fluctuations, however, will not affect the income received by the Bond Fund from its existing portfolio of fixed-income securities (other than from variable-rate securities).

Credit Risk. The Bond Fund is subject to credit risk, which is the risk that the issuers of the bonds in which the Fund invests may default on interest and/or principal payments. The creditworthiness of an issuer could deteriorate because of developments affecting the issuer uniquely, industry developments or general economic conditions. Such deterioration increases the risk of default and would likely cause a decline in the bond’s value.

Junk-Bond Risk. Because it can invest up to 10% of its net assets in bonds rated below investment grade (commonly referred to as “junk” or “high-yield” bonds), the Bond Fund is subject to junk-bond risk. Junk bonds are considered speculative with regard to the issuer’s capacity to pay interest and repay principal. Such bonds are subject to possible risk of issuer default or bankruptcy, lack of liquidity and sensitivity to adverse economic events or developments specific to the issuer.

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Prepayment Risk. Certain of the bonds held by the Bond Fund (particularly mortgage-related securities) may be prepaid prior to their scheduled maturity dates. Prepayment is likely during periods of falling interest rates. Risk of prepayment generally affects the price and yield of a bond and their volatility because prepayment shortens the life of the bond and thus the expected interest payments from that bond. Prepayment will also require the Bond Fund to reinvest the proceeds in other securities, usually at lower rates and yields.

Foreign Issuer Risk. The Bond Fund is subject to some risk associated with investing in bonds of foreign issuers. Some foreign issuers are subject to less stringent and less uniform regulatory, financial reporting, and accounting standards and practices than U.S. issuers. Bonds of foreign issuers are generally less liquid than those of U.S. issuers, and evidence of the Fund’s ownership of bonds may be uncertain in many foreign countries. Bonds of foreign issuers in some countries may be subject to expropriation or confiscatory taxation or affected by political or social instability, war, terrorism, nationalization, or limitations on the removal of funds or other assets.

Fixed-Income Securities. The Bond Fund and, to a lesser extent, the LargeCap Fund and MidCap Fund, may invest in bonds and other fixed-income securities, including convertible securities, mortgage-related securities, and asset-related securities. The total return realized by a Fund on the fixed-income portion of its portfolio consists of the change in the value of the fixed-income securities held by the Fund and the income generated by those securities. The value of fixed-income securities is affected primarily by changes in interest rates, average maturities, the securities’ investment quality and the creditworthiness of the issuer.

A bond’s yield reflects the bond’s fixed annual interest as a percentage of its current price. The price (the bond’s fair market value) will increase or decrease in order to adjust the bond’s yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest-rate fluctuations will affect the net asset value of a Fund that invests in bonds, but will not affect the interest income received by the Fund from its existing portfolio of fixed-income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Fund. Movements in interest rates also typically have a greater effect on the prices of longer-term bonds than on those with shorter maturities.

The fixed-income securities in which the Funds invest are generally investment grade, meaning that they are rated in one of the four highest rating categories by S&P’s or Moody’s. However, the LargeCap Fund and MidCap Fund may invest up to 5% of their net assets in fixed-income securities rated below investment grade, and the Bond Fund may invest up to 10% of its net assets in fixed-income securities rated below investment grade. At times, the percentage of net assets represented by non-investment grade debt securities may exceed these limits due to market appreciation and/or downgrading of securities. Non-investment grade securities, commonly referred to as “high-yield/high-risk” or “junk” bonds, are considered speculative with regard to the issuer’s capacity to pay interest and repay principal. They are subject to special risks, including possible issuer default or bankruptcy, lack of liquidity and sensitivity to adverse economic events or developments specific to the issuer.

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The Bond Fund may invest in mortgage-related securities and other asset-related securities. If the Bond Fund invests in non-government, mortgage-related securities or other asset-related securities, the Bond Fund is subject to the risk that, if the issuer fails to pay interest or repay principal or otherwise defaults on the underlying loans, the asset backing of these securities may not be sufficient to support payments on the securities. There is also the possibility that the issuer may receive little or no collateral protection from the underlying assets or that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. An unexpectedly high rate of defaults on mortgages may adversely affect the value of a non-government, mortgage-related security and could result in losses to the Bond Fund. In addition, changes in interest rates affect the value of non-government, mortgage-related securities and other asset-related securities. Some non-government, mortgage-related securities may be structured so that they may be particularly sensitive to changes in interest rates.

Although U.S. Treasury securities are backed by the full faith and credit of the United States Treasury, not all of the securities issued by U.S. Government agencies and instrumentalities in which the Bond Fund may invest are issued or guaranteed by the U.S. Treasury. Such securities vary in terms of the degree of support afforded by the U.S. Government. Some agency securities are supported by the agency’s right to borrow from the U.S. Treasury, such as those issued by the Federal Home Loan Banks. Still others are supported only by the discretionary authority of the U.S. Treasury to purchase the agency’s obligations, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or by the credit of the agency or instrumentality that issued them, such as those issued by the Federal National Mortgage Association (“Fannie Mae”). Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities involve risk of loss of principal and interest. In contrast, mortgage-backed securities issued by other U.S. Government-sponsored entities, such as the Government National Mortgage Association (“Ginnie Mae”), are guaranteed by the full faith and credit of the U.S. Government. However, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government only means that the timely payment of interest and principal of such security is guaranteed. The U.S. Government does not guarantee market prices or yields for such securities. The Bond Fund may invest in mortgage-backed securities issued by the U.S. Government and its agencies and instrumentalities, and by other government-sponsored entities (including those issued by Freddie Mac, Fannie Mae, or Ginnie Mae), without limitation as to the amount of investment in such securities.

Convertible Debt Risk. Each Fund may invest in convertible debt, and risks associated with convertible debt are considered principal risks of the Bond Fund. A convertible debt security is a fixed-income security that can be converted into shares of stock in the issuing company, usually at some pre-announced ratio. The option component of this security, which allows for the holder to convert debt into equity,  results in the holder receiving lower yields as compared to non-convertible securities, but a higher yield than is generally obtainable on the equity shares into which it converts. Although it typically has a low coupon rate, the holder is compensated through the ability to convert the debt to common stock, usually at a substantial premium to the stock’s fair market value.

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Typically, convertible debt securities will be classified as subordinated debt and, therefore, are more risky than unsubordinated debt.  Subordinated debt holders are lower in the hierarchy as far as principal repayment during times of distress for the issuer.

Convertible debt securities are a less-risky investment than common stock but can provide higher, equity-like returns relative to non-convertible debt securities.  They are less volatile than stocks and their value can only fall to a price where the yield would be equal to that of a non-convertible debt security of the same terms.  They offer strong downside protection in a bear market, but also allow the investor to take part in the profits as a stock moves higher.

However, these securities can be disadvantageous in the sense that the holder will be receiving substantially lower yield to maturity in comparison to the non-convertible equivalent.  This is generally a concern when the issuer’s equity does not achieve the upward price projections that would make taking the lower yield speculation worthwhile.

Other Risks

Liquidity. Each Fund may invest up to 15% of the value of its net assets (exclusive of any variable-rate demand notes held by a Fund) in securities which are illiquid, including restricted securities, securities for which there are no readily available market quotations and repurchase agreements providing for settlement later than seven days after notice. While these holdings may offer more potential for growth, they may also present a higher degree of business and financial risk, which can result in substantial losses. The Funds may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired. Restricted securities may include Rule 144A securities. Rule 144A securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended.

Volatility Risk. The LargeCap Fund and MidCap Fund are subject to volatility risk, which is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Preferred Stock. The LargeCap Fund and MidCap Fund may invest in preferred stocks. Preferred stocks represent an equity or ownership interest in an issuer. Preferred stocks normally pay dividends at a specified rate and have precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on an issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. To the extent the Bond Fund holds preferred stocks through a conversion, reorganization or other actions, the Bond Fund will also be subject to these risks.

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Convertible Preferred Stock. The LargeCap Fund and MidCap Fund may invest in convertible preferred stock. Convertible preferred stock is preferred stock that may be exchanged for or converted into the common stock of the same (or a different) issuer at the option of the holder during a specified period of time. In exchange for the conversion feature, however, dividends on a convertible preferred stock are generally less than would be the case if the stock was issued in non-convertible form.

The value of a convertible preferred stock tends to increase as the price of the underlying common stock goes up and to decrease as the price of the underlying common stock goes down. In addition, convertible preferred stocks tend to increase in value when interest rates fall and decrease in value when interest rates rise. Because both stock market movements and interest rates can influence its value, a convertible preferred stock is not as sensitive to interest-rate changes as a non-convertible debt security, nor is it as sensitive to changes in the share price of its underlying common stock.

Convertible preferred stocks are senior securities and, therefore, generally have a claim against the assets of the issuing corporation that is superior to the claims of holders of the issuer’s common stock upon liquidation of the corporation. However, a convertible preferred stock holder’s claim against the assets of the issuing corporation is subordinate to the claims of holders of the issuer’s debt securities upon liquidation of the corporation. To the extent the Bond Fund holds convertible preferred stock through a conversion, reorganization or other actions, the Bond Fund will also be subject to these risks.

Other Information

Change in Investment Objective. Each Fund’s investment objective may be changed by the Board of Directors without shareholder approval. However, the Board has no present plans to change any Fund’s objective.

The policy of the LargeCap Fund is to invest, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes in a diversified portfolio of equity securities of large-capitalization companies that at the time of purchase fall within the capitalization ranges of companies in the S&P 500 Index, the Fund’s benchmark. This policy may be changed by the Board upon at least 60 days’ prior written notice to the shareholders, which notice will comply with the requirements of Rule 35d-1 under the 1940 Act.

The policy of the MidCap Fund is to invest, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes in a diversified portfolio of equity securities of medium-sized companies that at the time of purchase fall within the 12-month average of the capitalization ranges of stocks in the Russell Midcap Index, the Fund’s benchmark. This policy may be changed by the Board upon at least 60 days’ prior written notice to the shareholders, which notice will comply with the requirements of Rule 35d-1 under the 1940 Act.

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The policy of the Bond Fund is to invest, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes in bonds. This policy may be changed by the Board upon at least 60 days’ prior written notice to the shareholders, which notice will comply with the requirements of Rule 35d-1 under the 1940 Act.

Temporary Defensive Positions. Each Fund may from time to time invest, without limitation, in short-term instruments for defensive purposes in response to adverse market, economic and other conditions that could expose the Fund to a decline in value. Short-term instruments include commercial paper, certificates of deposit, U.S. Treasury bills, variable-rate demand notes, repurchase agreements and money market funds. These temporary defensive positions are inconsistent with each Fund’s principal investment strategies and make it harder for a Fund that takes such a temporary defensive position to achieve its investment objective.

Fund Holdings Information

The Funds understand that portfolio holdings information is material, non-public information and that selective disclosure of such information may be prohibited. Accordingly, the Funds have adopted a policy regarding the disclosure of portfolio holdings information, which is described in the Statement of Additional Information and is available on the Funds’ website at www.thompsonim.com.

Complete schedules of the Funds’ portfolio holdings as of the end of each calendar quarter are made available on the Funds’ website at www.thompsonim.com. These schedules are generally posted on the website within thirty (30) days of the end of each quarter.

MANAGEMENT

Investment Advisor

Thompson Investment Management, Inc. (“TIM” or the “Advisor”), 918 Deming Way, Madison, Wisconsin 53717, serves as investment advisor for the Thompson IM Funds, Inc. (the “Funds”). TIM also provides investment advice to individuals and institutional clients. As of January 1, 2013, TIM had approximately $1.77 billion of assets under management. TIM also acts as administrator to the Funds. In such capacity, TIM provides the Funds with administrative and accounting services. TIM is controlled by John W. Thompson.

During the fiscal year ended November 30, 2012, the LargeCap Fund paid management fees to TIM of 0.95% of the Fund’s average daily net assets during that year. During the fiscal year ended November 30, 2012, the MidCap Fund paid management fees to TIM of 1.00% of the Fund’s average daily net assets; during that time, TIM waived and/or reimbursed operating fees of 0.53% so that the net annual operating expenses of the MidCap Fund equaled 1.30%. During the fiscal year ended November 30, 2012, the Bond Fund paid management fees to TIM of 0.60% of the Fund’s average daily net assets during that year.

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A discussion regarding the basis for the Board of Directors approving the investment advisory contract of the Funds is available in Thompson IM Funds’ Annual Report to Shareholders for the period ended November 30, 2012 and will be available in Thompson IM Funds’ Annual Report to Shareholders for the period ended November 30, 2013.

Portfolio Managers

The Portfolio Managers for each of the Funds are identified below. The Co-Portfolio Managers of each Fund work together. Portfolio management at TIM is a collaborative process.

With respect to each of the Funds, each of the three Co-Portfolio Managers shares equal responsibility for day-to-day management of the Fund, and they generally work together in developing investment strategies and selecting securities. In certain cases, a Co-Portfolio Manager may act independently in selecting securities, but may do so only with prior approval from the other Co-Portfolio Managers. The Co-Portfolio Managers are assisted by other employees of TIM.

LargeCap Fund. John W. Thompson, James T. Evans and Jason L. Stephens serve as Co-Portfolio Managers for the LargeCap Fund. John W. Thompson has managed or co-managed the LargeCap Fund since its inception. Mr. Thompson has served as Chief Executive Officer of Thompson IM Funds, Inc. since 2005, and has served as its President since 2009 and as a Director of the Funds since 1987. He has been the President of TIM since 2004. Until January 2004, Mr. Thompson was President and Treasurer of Thompson, Plumb & Associates, Inc. Mr. Thompson has a B.S. degree from the University of Wisconsin and a M.B.A. from the Wharton School at the University of Pennsylvania. He is a CFA charterholder.

James T. Evans has been actively involved in the management of the MidCap Fund since its March 31, 2008 inception and in the management of the LargeCap Fund and the Bond Fund since February 2009. Mr. Evans, a Vice President of Thompson IM Funds, Inc., is the Chief Investment Officer and a Portfolio Manager at TIM. Previously, he was a Research Analyst at TIM from March 2005 to June 2008. Prior to joining TIM, he was a Managing Director for Nakoma Capital Management in Madison, Wisconsin, which he joined in July 2000. Mr. Evans graduated summa cum laude from Macalester College with a Bachelor of Arts degree in Economics and Computer Science. He also earned a M.B.A. in Finance and Accounting and a M.S. in Finance from the University of Wisconsin-Madison. Mr. Evans completed the Applied Security Analysis Program at the University of Wisconsin-Madison Business School. He is a CFA charterholder.

Jason L. Stephens, like Mr. Evans, has been actively involved in the management of the MidCap Fund since its inception and in the management of the LargeCap Fund and the Bond Fund since February 2009. Mr. Stephens has served as a Director of Thompson IM Funds, Inc. since 2011, Vice President of Thompson IM Funds, Inc. since 2009, as the Chief Operating Officer of TIM since 2009, and as a Portfolio Manager at TIM since 2007. Previously, he served as the Secretary of Thompson IM Funds, Inc. from 2005 to 2010 and as a research analyst at TIM from 2004 to 2007. He has worked in various capacities for TIM and Thompson, Plumb & Associates, Inc. since 2002. Mr. Stephens received a B.S. in English and Communication Arts, a M.A. in Arts Administration and a M.S. in Finance, each from the University of Wisconsin-Madison. He is a CFA charterholder.

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MidCap Fund. John W. Thompson, James T. Evans and Jason L. Stephens serve as Co-Portfolio Managers for the MidCap Fund. Mr. Thompson has managed or co-managed, and Messrs. Evans and Stephens have been actively involved with, the MidCap Fund since its inception. Information about Messrs. Thompson, Evans and Stephens is set forth under “LargeCap Fund” above.

Bond Fund. John W. Thompson, James T. Evans and Jason L. Stephens serve as Co-Portfolio Managers for the Bond Fund. Mr. Thompson has managed or co-managed the Bond Fund since its inception and Messrs. Evans and Stephens have been actively involved in the management of the Bond Fund since February of 2009. Information about Messrs. Thompson, Evans and Stephens is set forth under “LargeCap Fund” above.

Additional Information About Portfolio Managers

The Statement of Additional Information for the Funds provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

HOW TO BUY SHARES

General

You may buy shares of any of the Funds without a sales charge. The price you pay for the shares will be the net asset value per share next determined after your purchase order is received by the Funds through U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (“Transfer Agent”) or a clearing agency registered with the Securities and Exchange Commission (e.g., NSCC’s Fund/SERV system), or received by Quasar Distributors, LLC, the principal underwriter and distributor of shares of the Funds (“Distributor”), or other broker-dealer or designated intermediary authorized by the Funds. That determination is made as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) every day on which the Exchange is open. You need to complete the Account Application and submit it to the Funds in order to purchase Fund shares. The Funds reserve the right to reject any purchase order for any reason. Shares generally may not be purchased by persons residing outside the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Please note that your application will be returned if any information is missing. The Funds do not issue share certificates.

Please call us at 1-800-999-0887 or visit our website at www.thompsonim.com if you have any questions about purchasing shares of the Funds or require additional assistance in completing your Account Application.

The initial and subsequent investment minimums for purchases of shares of a Fund are as follows:

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To open an account:	$1,000 per Fund

To add to an account:	$100 ($50 for Automatic Investment Plan and Automatic Exchange Plan)

The initial and subsequent investment minimums are not imposed on retirement plan accounts (such as 401(k), SIMPLE and SEP plans). In addition, we may waive the initial and subsequent investment minimum in other appropriate circumstances.

The Funds have established an Anti-Money Laundering Program as required by the USA PATRIOT Act and an identity-theft prevention program. In order to ensure compliance with this law and these programs, the Funds are required to obtain the following information for all registered owners and all authorized individuals:

•	Full Name
•	Date of Birth
•	Social Security Number
•	Permanent Street Address (P.O. Box alone is not acceptable)
•	Corporate accounts require additional documentation

The Funds will use such information to verify your identity and will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act. The Funds also reserve the right to close an account within five business days if identifying information or documentation is not received.

The Funds have not adopted a “Rule 12b-1” distribution plan and, thus, do not make any payments out of their assets for activities that are primarily intended to result in the sale of Fund shares. All sales, marketing and other distribution-related costs are borne by the Advisor, including the costs of advertising and sales literature, the fees and expenses of the Distributor, the costs of printing and mailing prospectuses, and compensation to broker-dealers and other intermediaries. In addition, the Advisor may offer additional non-cash compensation or sales incentives to certain broker-dealers and other intermediaries.

The Funds reimburse the Advisor for a portion of amounts paid by the Advisor out of the Advisor’s own resources under various shareholder, account maintenance, networking and other services provided to the Funds by broker-dealers and other intermediaries. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Board of Directors of the Funds to approximate the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. For the fiscal year ended November 30, 2012, the amounts reimbursed by the Funds to the Advisor were $28,532 $3,627 and $371,500 for the LargeCap Fund, MidCap Fund and Bond Fund, respectively.

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The Advisor may also make payments from its own resources to selected broker-dealers or financial institutions that perform various shareholder servicing, recordkeeping or other services with respect to the Funds. The payments that the Advisor may make to these broker-dealers are usually, but need not be, based on the aggregate value of accounts in the Funds for which these broker-dealers are responsible, or may include a flat fee, and the amounts can vary from firm to firm. The minimum aggregate size required for eligibility for such payments, as well as the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined by the Advisor from time to time.

Shareholder Statements and Reports

To keep you informed about your investments, the Funds send you various account statements and reports, including:

•	Confirmation statements that verify your purchases or sales of Fund shares (except in the case of automatic purchases from bank accounts and systematic withdrawals)

•	Quarterly and annual shareholder account statements

•	Shareholder tax forms

Purchase Procedures

You may buy shares of any Fund in the following ways:

To Open a New Account By Mail:

•	Complete the Account Application.

•	Make your check payable to “Thompson IM Funds” (note: your purchase must meet the applicable minimum). All purchases by check must be made in U.S. dollars, drawn on a domestic financial institution. No third-party checks, credit cards, credit card checks, cashier’s checks in amounts less than $10,000, Treasury Checks, traveler’s checks, starter checks, cash or money orders will be accepted. The Funds are unable to accept post-dated on-line bill pay checks, or any conditional order or payment. The Funds may refuse to accept other forms of payment at their discretion.

•	Send the completed Account Application and check to the applicable address listed below (note: $25 charge for returned checks).

Thompson IM Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

To Add to an Existing Account By Personal Delivery/Express Mail:

•	Complete the Additional Investment form included with your account statement (or write a note with your account number).

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•	Make your check payable to “Thompson IM Funds.” All purchases by check must be made in U.S. dollars, drawn on a domestic financial institution. No third-party checks, credit cards, credit card checks, cashier’s checks in amounts less than $10,000, Treasury Checks, traveler’s checks, starter checks, cash or money orders will be accepted. The Funds are unable to accept post-dated on-line bill pay checks, or any conditional order or payment. The Funds may refuse to accept other forms of payment at their discretion. The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

•	Send the Additional Investment form (or note) and check to the applicable address listed below (note: $25 charge for returned checks).

Thompson IM Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

To Open a New Account By Wire:

•	Before you wire funds, we must have your completed Account Application. Complete and return the Account Application form to us at the applicable address set forth above.

•	Upon receipt of your completed Account Application, we will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, your name and your account number so that monies can be correctly applied. Your bank should transmit funds by wire using the instructions below.

Wire To:	U.S. Bank, N.A.
ABA 075000022

Credit:	c/o U.S. Bancorp Fund Services, LLC
Account 112-952-137

Further Credit:	(Name of Thompson IM Fund)
(Your Name)
(Account Number)

Note: Amounts sent by wire must be received before 3:00 p.m. Central Time in order to buy shares that day. Neither the Funds nor U.S. Bank, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Also, you are responsible for any charges that your bank may impose for effecting the wire or electronic funds transfer.

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To Add to an Existing Account By Wire or Electronic Funds Transfer

•	Before sending your wire, please contact us at 1-800-999-0887 to advise us of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

If you submitted a voided check with your application, your account has been open for at least 15 days, and you did not decline the telephone purchase option, you may purchase additional shares on demand by calling 1-800-999-0887. Telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network, provided that your bank is a member. Your shares will be purchased at the net asset value calculated on the day of your purchase order. A $25 charge will be assessed for any such transfer that cannot be completed.

To Open an Account By Internet:

Not Applicable.

To Add to an Existing Account By Internet:

After your account is established, you may set up a PIN number by logging onto www.thompsonim.com. This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the Automated Clearing House (ACH) network. Please make sure that your account is set up with bank instructions and that your bank is an ACH member. You must provide a voided check with which to establish your bank account instructions in order to complete internet transactions.

To have your Fund shares purchased at the net asset value determined at the close of regular trading on a given date, the Transfer Agent must receive your purchase order before the close of regular trading on that date. You may not use Internet transactions for your initial purchase of Fund shares.

The Fund may alter, modify or terminate the Internet purchase option at any time. The minimum purchase amount by Internet is $100.

By accepting the Internet option, you authorize us to act upon the instruction of any person by Internet to purchase additional shares for your account, and you assume some risk for unauthorized transactions. If an account has more than one owner or authorized person, the Fund will accept Internet instructions from any one of those owners or authorized persons. We have procedures designated to reasonably assure that the Internet instructions are genuine, including requesting personal information and requesting your Personal Identification Number, which can be established on the website, and we will be liable to you if you suffer a loss from our failure to abide by these procedures.

To Open an Account By Automatic Investment Plan:

Not Applicable.

(Note: This plan may be suspended, modified or terminated at any time.)

To Add to an Existing Account By Automatic Investment Plan:

•	Call us at 1-800-999-0887 or visit our website at www.thompsonim.com to obtain a regular Account Application.

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•	Complete the Automatic Investment Plan section on the Regular Account Application to authorize the transfer of funds from your bank account, include a voided check with the application and indicate how often (monthly, bimonthly, quarterly or yearly) you wish to make automatic investments.

•	Indicate the amount of the automatic investments (must be at least $50 per investment).

•	Your bank will deduct the automatic investment amount you have selected from your checking account on the business day of your choosing, and apply that amount to the purchase of fund shares. (Note: you will be charged $25 for any automatic investments that do not clear.)

To Change or Stop an Automatic Investment Plan:

You may change or terminate your participation in an automatic investment plan at any time; however, a request to change or terminate must be made to the Transfer Agent at least five days prior to the effective date of the next transaction. To make such a request:

•	Call us at 1-800-999-0887. We will take your request and give you a confirmation number; or

•	Write a letter requesting your change to:

Thompson IM Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

To Open an Account or To Add to an Existing Account Through Broker-Dealers and Other Service Providers:

You may purchase shares of any Fund through a broker-dealer, institution or other service provider, who may charge a commission or other transaction fee. Certain account features of a Fund may not be available or may be modified in connection with the program offered by your service provider. The service provider, rather than you, may be the shareholder of record of Fund shares and may be responsible for delivering Fund reports and other communications about the Fund to you.

Exchange of Fund Shares

You may exchange shares of a Fund for shares of another Fund without a fee or sales charge. The exchange of shares can be made by mailing a letter of instruction to the Funds or by telephone unless you have declined this option on your Account Application. If your account has multiple owners such as a joint account, only one owner or joint tenant’s authorization is required for a telephone exchange. In making telephone exchanges, you assume the risk for unauthorized transactions. However, we have procedures designed to reasonably assure that the telephone instructions are genuine and will be liable to you if you suffer a loss from our failure to abide by these procedures. The exchange privilege may be modified or terminated at any time.

The basic rules for exchanges are as follows:

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•	Shares being exchanged must have a net asset value of at least $1,000 (except for the Automatic Exchange Plan).

•	Immediately following the exchange, the value of your account in the Fund for which shares are exchanged must be at least $1,000.

•	We reserve the right to limit the number of times you may exchange Fund shares.

Automatic Exchange Plan. You may also make regular monthly exchanges from one Fund to another through our Automatic Exchange Plan. You may participate by completing the Automatic Exchange Plan section of the account application, which may be obtained from the Funds. You must establish an account for each Fund with at least $1,000 before you can make automatic exchanges. You must determine the amount that will be automatically exchanged (must be at least $50) and the day of each month the exchange will be made.

Tax Treatment for Exchanges. An exchange of shares from one Fund to another Fund is treated as a sale of the shares being exchanged and any gain on the transaction may be subject to income tax.

Availability of Money Market Fund

You may withdraw some or all of your investment in a Thompson IM Fund and reinvest the proceeds the same day in an available money market fund, provided that you have an existing account with this money market fund or you submit a completed money market application to the Transfer Agent. You may also move that investment back into any of the Thompson IM Funds. There is no charge for this privilege. Although the money market fund is not affiliated with the Advisor or the Funds, this exchange privilege is a convenient way for you to purchase shares in a money market fund in order to respond to changes in your investment goals or market conditions. Your use of this privilege is subject to the exchange minimums and other requirements applicable to the money market fund. Before exchanging into the money market fund, you should read its prospectus. To obtain an application for the money market fund or for additional information on the money market fund, including a prospectus, please call 1-800-999-0887 or visit www.thompsonim.com.

Please note that when exchanging from a Thompson IM Fund to the money market fund, you will begin accruing income from the money market fund the day following the exchange. When exchanging less than all of the balance from the money market fund to your Thompson IM Fund, your exchange proceeds will exclude accrued and unpaid income from the money market fund through the date of exchange. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

The Thompson IM Funds may receive a fee from the money market fund for certain shareholder support services at the annual rate of 0.20% of the average daily net asset value of the money market fund shares that are issued as a result of exchanges of Thompson IM Fund shares. This privilege may be modified or terminated at any time.

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This exchange privilege does not constitute an offering or recommendation on the part of the Thompson IM Funds or the Advisor of an investment in the money market fund.

HOW TO SELL SHARES

General

You may redeem (sell back to the Fund) all or some shares of any Fund at any time by sending a written request to the Funds. The price you receive for the shares will be the net asset value per share next determined after the redemption request is received in “good order” by the Funds (through the Transfer Agent), by a clearing agency registered with the Securities and Exchange Commission (e.g., NSCC’s Fund/SERV system), or by the Distributor or other broker-dealer or designated intermediary authorized by the Funds. The net asset value per share is determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day in which the Exchange is open. Please call us at 1-800-999-0887 if you have any questions about redeeming shares of the Funds.

A redemption request will be deemed in “good order” if it includes:

•	The shareholder’s name;

•	The name of the Fund;

•	The account number;

•	The share or dollar amount to be redeemed; and

•	Signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

Redemption Procedures

You may redeem Fund shares in the following ways:

By Mail or Personal Delivery/Express Mail:

•	A written request for redemption (or the Redemption Request form) must be signed exactly as the account is registered and include the account number and the amount to be redeemed.

•	Send the written redemption request for the shares being redeemed to the applicable address listed below.

•	Signatures may need to be guaranteed. See “Signature Guarantees.”

By Mail:

Thompson IM Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

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By Personal Delivery/Express Mail:

Thompson IM Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Systematic Withdrawal Plans:

You can elect to participate in our Systematic Withdrawal Plan by completing the Systematic Withdrawal Plan section on the Regular Account Application. This plan allows you to arrange for automatic withdrawals from your Fund account. Payments may be sent via check to your address of record or to a pre-authorized bank account through the Automatic Clearing House (ACH) network, if your bank is a member. You select the schedule for systematic withdrawals, which may be on a monthly basis or in certain designated months. You also select the amount of each systematic withdrawal, subject to a $25 minimum. To begin systematic withdrawals, you must have a Fund account valued at $10,000 or more. The Systematic Withdrawal Plan may be terminated or modified at any time by writing or by telephone at least 5 days prior to the effective date.

By Telephone:

We will accept telephone redemptions unless you indicate otherwise on your account application.

•	Call us at 1-800-999-0887.

•	Provide your account number and the amount to be redeemed.

•	We will send the proceeds from a telephone redemption via check to the shareholder’s address of record, wire the proceeds to the shareholder’s bank of record, or send the proceeds via electronic funds transfer through the Automated Clearing House (ACH) network to a pre-determined account. In order to arrange for automated wire or electronic funds transfer, you must have elected the option on the account application and have provided a voided check. There is a $15 charge for a wire transfer. There is no charge for a transfer through the Automated Clearing House (ACH) system, but your bank must be a member in order for you to use the system. Electronic funds transfers are generally completed within 2 to 3 days.

By accepting the telephone redemption option, you authorize us to act upon the instruction of any person by telephone to redeem shares from your account, and you assume some risk for unauthorized transactions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one of those owners or authorized persons. We have procedures designated to reasonably assure that the telephone instructions are genuine, including recording telephone conversations, requesting personal information and providing written confirmation of transactions, and we will be liable to you if you suffer a loss from our failure to abide by these procedures. Once a telephone transaction has been placed, it cannot be cancelled or modified.

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Through Broker-Dealers, Institutions and Other Service Providers:

You may redeem Fund shares through broker-dealers, institutions and other service providers, who may charge a commission or other transaction fee for processing the redemption for you.

Receiving Redemption Proceeds

You may request to receive your redemption proceeds by mail or by wire or electronic funds transfer. No redemption will be effective until all necessary documents have been received in proper form by the Funds (through the Transfer Agent). Redemption proceeds will be sent within seven days after we receive the redemption request; however, we will delay sending redemption proceeds for 12 days from their purchase date or until all payments for the shares being redeemed have cleared, whichever occurs first. The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

By Mail:

We mail checks for redemption proceeds after we receive the request and all necessary documents. The check will be mailed to the address on your account (unless you request that it be sent to a different address, which requires a signature guarantee). There is no charge for mailing out redemption checks. Your redemption checks will be mailed unless you expressly request that it be sent by wire or electronic fund transfer.

By Wire/Electronic Funds Transfer:

At your written request, we will send you your redemption proceeds by wire or electronic funds transfer to your designated bank account. If you do not have predetermined bank account information on your account, a signature guarantee on your redemption request will be required. You will be charged a fee (currently $15) for each wire transfer. There is no charge for electronic fund transfers. You will be responsible for any charges that your bank may impose for receiving wire or electronic fund transfers. If you do not have automated bank instructions on your account, or if proceeds are sent to other than a pre-determined bank or address, a signature guarantee will be required.

Other Redemption Information

Signature Guarantees. For your protection, your signature on a redemption request must be guaranteed by an institution eligible to provide them under federal or state law (such as a bank, savings and loan, or securities broker-dealer) under any of the following circumstances:

•	If ownership is being transferred on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

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•	If a change of address was received by the Transfer Agent within the last 15 days;

•	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, will require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Funds reserve the right to waive any signature requirement at their discretion.

Small Accounts. Because of the disproportionately high cost of servicing accounts with low balances, we reserve the right to terminate your account in any Fund if, as a result of any transfer, exchange or redemption of shares in the account, the aggregate net asset value per share of the remaining shares in the account falls below $1,000. We will notify you at least 30 days in advance of our intention to terminate the account to allow you an opportunity to restore the account balance to at least $1,000. Upon any such termination, we will send you a check for the proceeds of redemption.

Suspension of Redemptions. Your right to redeem shares in any Fund and the date of payment by the Fund may be suspended when: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) an emergency makes it impracticable for the Fund to sell its portfolio securities or to determine the fair value of its net assets; or (3) the Securities and Exchange Commission orders or permits the suspension for your protection.

OTHER INFORMATION

Determination of Net Asset Value

Each Fund calculates its share price, also called net asset value, for both purchases and sales of shares, as of the close of trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern Time), every day the Exchange is open. We determine a Fund’s net asset value per share by adding up the total value of the Fund’s investments and other assets and subtracting its liabilities, and then dividing that amount by the number of outstanding shares of the Fund. We value each Fund’s investments at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices) or, where market quotations are not readily available or are unreliable, at fair value as determined in good faith pursuant to procedures established by the Funds’ Board of Directors. Market quotations for the common stocks in which the Funds invest are nearly always readily available; however, market quotations for debt securities are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. We generally value debt securities held by a Fund with remaining maturities of 60 days or less on an amortized cost basis. Exchange-traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Investments in money market mutual funds are generally priced at the ending net asset value per share provided by the service agent of the funds.

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When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Pricing Policies and Procedures adopted by the Funds’ Board, which includes factors such as fundamental analytical data relating to the investment, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and different funds could reasonably arrive at different values for the same security.

Excessive Account Activity

An excessive number of purchases and redemptions by a shareholder (market timing) in and out of a Fund may be disadvantageous to the Fund and its shareholders. Frequent transactions present risks to Fund shareholders such as dilution in the value of Fund shares held by long-term holders, interference with the efficient management of the Fund’s portfolio, increased brokerage and administrative costs, adverse tax consequences and negative impact on Fund performance. The Funds’ Board of Directors has adopted policies to discourage frequent purchases and redemptions of Fund shares. The Funds monitor and enforce these policies through:

•	Providing regular reports to the Funds’ Board of Directors by the Funds’ Chief Compliance Officer regarding any instances of suspected market timing;
•	Periodic monitoring of trade activity for evidence of market timing or other disruptive activity based on the size of the transactions, the frequency of the activity and other relevant factors;
•	Prohibiting any shareholder from making more than three exchanges from one Fund to another Fund in any 12-month period; and
•	Restricting and prohibiting purchases and/or exchanges by persons believed to engage in frequent trading activity.

In addition, if market timing or disruptive activity is detected in an omnibus account held by a financial intermediary, the Funds may request that the intermediary restrict or prohibit further purchases or exchanges of Fund shares by any shareholder that has been identified as having violated the Funds’ policies. The Funds may also request that the intermediary provide additional information regarding the shareholder and/or his or her transactions in the Funds in order to review any unusual patterns of trading activity discovered in the omnibus account.

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While the Funds seek to take action that will detect and deter market timing and other disruptive activity, the risks of such activity cannot be completely eliminated. For example, when purchases and sales are made through omnibus accounts maintained by broker-dealers and other intermediaries, we may not be able to effectively identify and restrict persons who engage in such activity. More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Funds may not be able to determine whether the purchase or sale is connected with a market timing transaction. Additionally, there can be no assurance that the systems and procedures of the Funds and its service providers will be able to monitor all trading activity in a manner that would detect market timing or disruptive activity. However, the Funds, the Advisor, the Distributor and the Transfer Agent will attempt to detect and deter market timing and disruptive activity in transactions by all shareholders, whether the transactions are made directly through the Transfer Agent or are made through financial intermediaries.

If market timing or other disruptive activity is detected, among other things, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount of an exchange or a purchase order, or reject a purchase or an exchange, at any time, for any reason, without notice; and reserve the right to refuse to open a new account or reserve the right to close an existing account of a person who has a known history of market timing and other disruptive transaction activity without notice. In determining what action to take with respect to suspected market timing or other disruptive activity, the Funds will act in a manner that is consistent with the best interests of the Funds and its shareholders by making independent assessments of instances or patterns of potentially improper conduct in a manner consistent with the Funds’ policies. The methods used by the Funds to deter and detect market timing and other disruptive activity involve judgments that are inherently subjective and the Funds’ response to potentially disruptive trading activity may not be uniform.

These prohibitions regarding market timing do not apply to shareholders who have automatic investment or exchange plans or systematic withdrawal plans.

Inactive Accounts

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in a Fund may be transferred to that state.

Authorized Broker-Dealers

The Funds have authorized one or more broker-dealers to receive purchase and redemption orders on behalf of the Funds. These broker-dealers may designate other intermediaries to receive such orders. These authorized broker-dealers may charge customers a fee for their services and may receive compensation from the Advisor for providing these services. The Funds will be deemed to have received a customer order when an authorized broker-dealer or its designated intermediary receives the order. Such customer orders will be priced at the relevant Fund’s net asset value per share next determined after the orders are received by an authorized broker-dealer or its designated intermediary.

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Dividends and Distributions

The LargeCap Fund and MidCap Fund annually (generally within 60 days following their November 30 fiscal year-end) distribute substantially all of their net investment income and any net realized capital gains. The Bond Fund distributes its net investment income quarterly (generally within 60 days following the end of each fiscal quarter) and net realized capital gains annually (generally within 60 days following its November 30 fiscal year-end). All income, dividends and capital gains distributions are automatically reinvested in shares of the relevant Fund at net asset value, without a sales charge, on the payment date, unless you request payment in cash. You may change your dividend and capital gains distribution option in writing or by telephone at least 5 days prior to the distribution.

If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, we reserve the right to reinvest the distribution check in your account at the relevant Fund’s then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes

Each of the Funds intends to make distributions that may be taxable as ordinary income, qualifying dividends or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Distributions of income and capital gains are generally taxable when they are paid, whether they are reinvested in additional Fund shares or received in cash, unless you are exempt from taxation or entitled to tax deferral. As a result of recent legislation, the maximum federal rate on certain long-term capital gains and qualifying dividends received by individuals, estates and trusts is increased to 23.8%. Short-term capital gains distributions will be taxed as ordinary income (at a maximum rate of 43.4)%. Qualifying dividends include dividends received from domestic corporations (including mutual funds) on shares of stock that have been held for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Additional requirements and limitations are imposed for purposes of determining the amount of dividends received from mutual funds that may qualify for the reduced tax rate. Non-qualifying dividends, including dividends of income on debt securities, will be taxed at ordinary income rates. You will receive information annually on the federal tax status of the Fund’s dividends and capital gains distributions.

We expect that most of the LargeCap Fund’s and MidCap Fund’s distributions will be capital gains, and most of the Bond Fund’s distributions will be ordinary income, in light of their respective investment objectives and policies.

Redemptions of shares of a Fund, including sales and exchanges to another Fund, may also give rise to capital gains or losses. The amount of any capital gain or loss will be equal to the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them.

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In the Account Application, you are asked to certify that your taxpayer identification or social security number is correct and that you are not subject to backup withholding. If you fail to do so, the Funds are required to withhold 28% of your taxable distributions and redemption proceeds.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, and to take all other action required so that no federal income tax will be payable by the Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, it would be treated as a regular corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and distributions to shareholders would be subject to a second tax at the shareholder level.

The foregoing tax discussion is general. You should consult your own tax advisor for more information and specific advice.

Cost Basis Reporting

The Funds are required to report to you and to the IRS the cost basis of your Fund shares acquired on or after January 1, 2012 (“covered shares”) when those shares are subsequently redeemed. Unless you elect a different permissible cost basis method in writing, the Funds will determine the cost basis of your covered shares using the average cost method. Please see the Statement of Additional Information for more information regarding cost basis reporting, including information about the average cost method.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect. Representatives of the Funds are not licensed tax advisors and are unable to give tax advice.

Retirement Accounts and Plans

Individual Retirement Accounts. The Funds sponsor Individual Retirement Accounts (IRAs) through which you may invest annual IRA contributions and roll-over IRA contributions in shares of any of the Funds. The IRAs available through the Funds include Traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts. U.S. Bank, N.A. will serve as custodian for all these types of IRA accounts sponsored by the Funds. U.S. Bank will charge a $15 annual maintenance fee for each Traditional IRA, Roth IRA or Coverdell Education Savings Account. Shareholders with two or more IRAs using the same tax ID number will be charged a total of $30 annually. Please refer to the IRA Disclosure Statement for a detailed listing of other fees. The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement and the Custodial Account Application are available from the Funds.

Purchases and redemptions of shares of any Fund by IRAs and retirement plans are treated in the same manner as they would be with any other account. IRAs must meet a minimum initial investment requirement of $1,000 and a minimum subsequent investment requirement of $100. Shareholders who hold their shares through an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Shareholders who fail to make an election on their redemption request will generally be subject to 10% withholding.

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Retirement Plan Accounts. Purchases may also be made by SEP plans (Simplified Employee Benefit Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers), 401(k) plans and other retirement plans. Applications for investment in the Funds for SEP and SIMPLE plans are available from the Funds. The initial and subsequent investment minimums are not imposed on retirement plan accounts.

Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Funds be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Please consult with your own tax or financial advisor.

Privacy Notice to Our Shareholders

Thompson IM Funds, Inc. strongly believes in protecting the confidentiality and security of information we collect about you. This notice describes our privacy policy and how we treat the information we receive about you.

We do not sell your information to anyone.

Why We Collect and How We Use Information

When we evaluate your request for our services, provide investment advice to you and process transactions for your account, or when you receive other services from Thompson IM Funds, Inc., you typically provide us with certain personal information necessary for us to provide advice and process transactions. We may also use that information to offer you other services we provide which may meet your needs.

What Information We Collect

The personal information we collect may include: name and address, social security or taxpayer identification number, driver’s license copy, investments, other assets, income, account balance, investment objectives and historical transactions, accounts at other institutions, and email address.

We collect personal information through our website only when you voluntarily provide it to us by email.

How We Use and Protect Personal Non-Public Information

We treat information about current and former shareholders and their accounts in a confidential manner. Our employees may access information and provide it to third parties only when completing a transaction or providing other services to you. We may share information with companies that perform services on our behalf, such as the companies that print and distribute our mailings or companies that we hire to perform transaction clearance, marketing or administrative services. We may disclose, with your consent, information to attorneys, accountants, securities professionals and others to assist us, or them, in providing services to you. We may make additional disclosures as required or permitted by law. Companies we may hire to provide support services are not allowed to use your personal information for their own purposes.

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We maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who we determine need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic and other safeguards.

If you own shares of the Thompson IM Funds through a financial intermediary including, but not limited to, your broker-dealer, bank or trust company, you should review each financial intermediary’s privacy policy to learn about its policies on selling or sharing your non-public information with non-affiliated third parties.

Access to and Correction of Information

Generally, upon your written request, we will make information available for your review. Information collected in connection with, or in anticipation of, any claim or legal proceeding will not be made available. If your personal information with us becomes inaccurate, or if you need to make a change to that information, please contact us at 1-800-999-0887 so we can update our records.

Delivery of Documents to Shareholders

To control mailing and printing costs, we will deliver a single prospectus, annual or semi-annual report or other shareholder information (“shareholder documents”) to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as “householding.”

In order to consent to householding of shareholder documents you must check the appropriate box on the Account Application (included with the Prospectus) indicating that you consent, or send a note to that effect to Thompson IM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. You may revoke your consent to householding at any time by calling Thompson IM Funds at 1-800-999-0887 or by writing to us at the address provided above. If you choose to revoke your consent, the Funds will begin to send separate copies to you within 30 days after we receive your revocation. If your shares are held through a financial institution please contact that institution directly.

Website

Visit us online at www.thompsonim.com to access the Funds’ performance and portfolio characteristics.

In addition to general information about investing in our Funds, our website offers:

•	Daily performance

•	Access to account balances

•	Portfolio manager commentaries

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•	Prospectus, applications and shareholder forms

•	Statement of Additional Information

•	Annual and Semi-Annual Reports

•	Quarterly lists of the Fund’s portfolio holdings

•	Proxy voting record

•	Various policies and procedures

•	XBRL Interactive Risk/Return Summary

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five fiscal years (which end on November 30). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information relating to the 2010 - 2012 fiscal years have been audited by Cohen Fund Audit Services, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Annual Report to Shareholders, which is available upon request. The information for fiscal years prior to 2010 was audited by another independent registered public accounting firm.

	Year Ended November 30,
	2012	2011	2010	2009	2008
LARGECAP FUND
Net Asset Value, Beginning of Period	$30.07	$29.20	$27.04	$19.75	$45.86
Income from Investment Operations
Net investment income	0.18	0.08	0.01	0.07	0.29
Net realized and unrealized gains (losses) on investments and options	4.13	0.80	2.20	7.51	(19.59)
Total from Investment Operations	4.31	0.88	2.21	7.58	(19.30)
Less Distributions
Distributions from net investment income	(0.11)	(0.01)	(0.05)	(0.29)	(0.41)
Distributions from net realized gains	—	—	—	—	(6.40)
Total Distributions	(0.11)	(0.01)	(0.05)	(0.29)	(6.81)

Net Asset Value, End of Period	$34.27	$30.07	$29.20	$27.04	$19.75

Total Return	14.37%	3.02%	8.17%	38.88%	(49.29)%

Ratios/Supplemental Data
Net assets, end of period (millions)	$99.6	$104.1	$125.8	$144.1	$133.9
Ratios to average net assets:
Ratio of expenses	1.31%	1.31%	1.36%	1.54%	1.27%
Ratio of net investment income	0.47%	0.24%	0.05%	0.32%	0.56%
Portfolio turnover rate	30%	40%	37%	63%	43%

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	Year Ended November 30,				March 31, 2008 (inception) through November 30,
	2012	2011	2010	2009	2008
MIDCAP FUND
Net Asset Value, Beginning of Period	$11.15	$11.36	$9.39	$6.18	$10.00
Income from Investment Operations
Net investment income	—	—	—	0.01	0.04
Net realized and unrealized gains (losses) on investments	1.38	0.44	2.02	3.25	(3.86)
Total from Investment Operations	1.38	0.44	2.02	3.26	(3.82)
Less Distributions
Distributions from net investment income	—	—	— (3)	(0.05)	-
Distributions from net realized gains	(1.25)	(0.65)	(0.05)	—	-
Total Distributions	(1.25)	(0.65)	(0.05)	(0.05)	-

Net Asset Value, End of Period	$11.28	$11.15	$11.36	$9.39	$6.18

Total Return	14.41%	3.69%	21.71%	53.04%	(38.20	)%(1)

Ratios/Supplemental Data
Net assets, end of period (millions)	$24.6	$17.6	$15.7	$9.6	$2.3
Ratios to average net assets:
Ratio of expenses	1.30%	1.30%	1.30%	1.30%	1.30	%(2)
Ratio of expenses without reimbursement	1.83%	1.96%	2.34%	4.21%	8.40	%(2)
Ratio of net investment income (loss)	(0.03)%	(0.19)%	(0.09)%	0.12%	0.79	%(2)
Ratio of net investment loss without reimbursement	(0.56)%	(0.85)%	(1.14)%	(2.79)%	(6.30	)%(2)
Portfolio turnover rate	44%	47%	39%	61%	50	%(1)

____________________________

(1) Calculated on a non-annualized basis.

(2) Calculated on an annualized basis.

(3) Less than .005 per share.

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	Year Ended November 30,
	2012	2011		2010	2009	2008
BOND FUND
Net Asset Value, Beginning of Period	$11.33	$11.54		$11.16	$9.24	$10.34
Income from Investment Operations
Net investment income	0.41	0.42		0.34	0.63	0.62
Net realized and unrealized gains (losses) on investments	0.67 (1)	(0.17	)(1)	0.46 (1)	2.01	(1.17)
Total from Investment Operations	1.08	0.25		0.80	2.64	(0.55)
Less Distributions
Distributions from net investment income	(0.43)	(0.40)		(0.34)	(0.72)	(0.55)
Distributions from net realized gains	(0.03)	(0.06)		(0.08)	—	—
Total Distributions	(0.46)	(0.46)		(0.42)	(0.72)	(0.55)

Net Asset Value, End of Period	$11.95	$11.33		$11.54	$11.16	$9.24

Total Return	9.70%	2.16%		7.33%	30.05%	(5.63)%

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,292.3	$656.0		$437.5	$134.2	$44.0
Ratios to average net assets:
Ratio of expenses	0.78%	0.80%		0.80%	0.75%	0.59%
Ratio of expenses without reimbursement	0.78%	0.84%		0.87%	1.20%	1.18%
Ratio of net investment income	3.90%	3.89%		3.52%	6.40%	6.38%
Ratio of net investment income without reimbursement	3.90%	3.86%		3.44%	5.95%	5.78%
Portfolio turnover rate	16%	14%		10%	85%	110%

____________________________

(1) Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations in the financial statements included in the Fund’s Annual Report to Shareholders due to the fluctuation in share transactions.

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THOMPSON IM FUNDS, INC.

1-800-999-0887

www.thompsonim.com

DIRECTORS OF THE FUNDS

John W. Feldt, Chairman

George E. Austin

Patricia Lipton

Jason L. Stephens, CFA, Vice President

Thompson Investment Management, Inc.

John W. Thompson, CFA, President

Thompson Investment Management, Inc.

OFFICERS OF THE FUNDS

John W. Thompson, CFA

President and Chief Executive Officer

Jason L. Stephens, CFA

Vice President

James T. Evans, CFA

Vice President

Penny M. Hubbard

Chief Financial Officer and Treasurer

Nedra S. Pierce

Chief Compliance Officer

Lesley T. Bailey

Secretary

Sarah M. Baumgartner

Assistant Secretary

INVESTMENT ADVISOR

Thompson Investment Management, Inc.

918 Deming Way

Madison, Wisconsin 53717

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank, N.A.

1555 North RiverCenter Drive

Milwaukee, Wisconsin 53212

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

LEGAL COUNSEL

Quarles & Brady LLP

411 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

ADDITIONAL FUND INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Thompson IM Funds, Inc. The SAI is on file with the Securities and Exchange Commission (SEC) and is legally part of this Prospectus. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The Funds’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To obtain a free copy of the SAI or the Funds’ annual and semi-annual reports, or to request other information or ask questions about the Funds, you can contact Thompson IM Funds at the telephone number or address shown above. These documents are also available free of charge on the Funds’ website at www.thompsonim.com. You can also view these documents at the SEC’s Public Reference Room in Washington, D.C. or on the EDGAR database on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

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STATEMENT OF ADDITIONAL INFORMATION

March 31, 2013

THOMPSON IM FUNDS, INC.

918 Deming Way

Madison, Wisconsin 53717

Telephone: 1-800-999-0887

THOMPSON LARGECAP FUND®	THOMPSON MIDCAP FUND®
(THPGX)	(THPMX)

THOMPSON BOND FUND®

(THOPX)

This Statement of Additional Information (“SAI”) contains detailed information about the Thompson LargeCap Fund (the “LargeCap Fund”), Thompson MidCap Fund (the “MidCap Fund”) and Thompson Bond Fund (the “Bond Fund”). Collectively, the LargeCap Fund, MidCap Fund and Bond Fund are referred to herein as the “Funds” and individually as a “Fund.” This SAI is not a prospectus and should be read in conjunction with the Thompson IM Funds, Inc. Prospectus (the “Prospectus”) dated March 31, 2013. The audited financial statements of the Funds as of, and for the year ended, November 30, 2012 and the report of the independent registered public accounting firm thereon, are incorporated by reference into this SAI from the Thompson IM Funds Annual Report to Shareholders. The Prospectus and Annual Report are available, without charge, upon request by contacting Thompson IM Funds, Inc. at the address or telephone number listed above, or on the Funds' website at www.thompsonim.com.

TABLE OF CONTENTS

FUND HISTORY	2

DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS	2

INVESTMENT RESTRICTIONS	14

DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS	15

MANAGEMENT	16

ADVISORY, ADMINISTRATIVE AND OTHER SERVICES	25

DISTRIBUTION	29

PORTFOLIO TRANSACTIONS AND BROKERAGE	31

TAXES	34

CAPITAL STOCK AND OTHER SECURITIES	35

FINANCIAL STATEMENTS	37

EXHIBIT A	A-1

EXHIBIT B	B-1

FUND HISTORY

Thompson IM Funds, Inc. (the “Investment Company”) is a Wisconsin corporation incorporated in 1986 and registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). Prior to September 6, 2012, the name of the Investment Company was Thompson Plumb Funds, Inc. The LargeCap Fund, MidCap Fund and Bond Fund are separate series of the Investment Company. The LargeCap Fund and Bond Fund each commenced operations on February 10, 1992. The MidCap Fund commenced operations on March 31, 2008. Prior to September 6, 2012, the LargeCap Fund, MidCap Fund, and Bond Fund were known as the Thompson Plumb Growth Fund, Thompson Plumb MidCap Fund, and Thompson Plumb Bond Fund, respectively. The investment advisor and administrator of the Funds is Thompson Investment Management, Inc. (“TIM” or “Advisor”). The principal underwriter and distributor of shares of the Funds is Quasar Distributors, LLC (the “Distributor”).

DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS

Lending Portfolio Securities

Each Fund may lend its portfolio securities to broker-dealers and financial institutions such as banks and trust companies, up to a maximum of one-third of its net assets, as a means of enhancing its return. The Advisor will monitor the creditworthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses associated with enforcing its rights.

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Repurchase Agreements

Each Fund may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to a Fund with the concurrent agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The Funds may enter into repurchase agreements with broker-dealers who are recognized by the Federal Reserve Bank of New York as primary dealers in U.S. Government securities, and with banks. When a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or will exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or will exceed the value of the repurchase agreement. If the seller of the repurchase agreement enters a bankruptcy or insolvency proceeding, or if the seller fails to repurchase the underlying security as agreed, a Fund could experience losses that include (a) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to the Fund in connection with enforcing those rights, and (d) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor intends to cause the Funds to invest in repurchase agreements only when the Advisor determines that the Funds should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds, circumstances that the Advisor does not anticipate will occur in the near future. The Advisor does not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

Variable and Floating-Rate Securities

Each Fund may invest in variable and floating-rate securities. Variable-rate securities provide for a periodic adjustment to the interest rate paid on the obligations. These interest-rate adjustments are based upon an adjustment index that is provided for in the respective obligations. Adjustment intervals may occur at regularly scheduled intervals, ranging from daily to annually, or may be based upon the occurrence of events such as a change in the prime rate.

The interest rate on a floating-rate security is a variable rate that is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floating-rate security resets periodically, typically every six months. Its floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate or to the London InterBank Offered Rate (LIBOR).

During periods where interest rates are rising, changes in the interest rate of a floating or variable-rate security may lag changes in market rates.

When-Issued and Delayed-Delivery Transactions

Each Fund may purchase or sell portfolio securities in when-issued and delayed-delivery transactions. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. In such transactions, the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the buyer prior to settlement of the transaction.

Consistent with the requirements of the 1940 Act, securities purchased on a when-issued and delayed-delivery basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates.

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At the time of delivery of the security, the value may be more or less than the transaction price. To the extent a Fund remains substantially fully invested at the same time that it has entered into such transactions, which the Fund would normally expect to do, there will be greater fluctuations in the market value of the Fund's assets than if the Fund set aside cash to satisfy the purchase commitment. However, each Fund will maintain designated liquid assets with a market value, determined daily, that are at least equal to the amount of commitments for when-issued and delayed-delivery securities, and such assets will be earmarked specifically for the settlement of such commitments.

Each Fund will only make commitments to purchase portfolio securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Funds reserve the right to sell the securities before the settlement date if doing so is deemed advisable. The Funds do not currently intend to purchase securities in when-issued or delayed-delivery transactions if, after such purchase, more than 20% of their respective net assets would consist of when-issued and delayed-delivery securities.

Illiquid Securities

No Fund will invest more than 15% of the value of its net assets in securities which are illiquid, including restricted securities, securities for which there are no readily available market quotations and repurchase agreements providing for settlement later than seven days after notice. For the purposes of this restriction, the Funds do not consider variable rate demand notes to be restricted securities. See “Variable-Rate Demand Notes” below.

While these holdings may offer more potential for growth, they may also present a higher degree of business and financial risk, which can result in substantial losses. The Funds may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired. Restricted securities may include Rule 144A securities, which are restricted securities that are eligible for resale to certain institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

Variable-Rate Demand Notes

Each Fund may purchase variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the notes allow the Funds to demand payment of principal and accrued interest at any time. The investment policy of each Fund is to purchase variable-rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor's or Moody's Investors Service, Inc.

Mortgage-Backed Securities

Each Fund may invest in mortgage-related securities, which include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others, as well as dollar roll transactions.

Pools of mortgage loans are combined for sale to investors (such as the Funds) by various governmental and government-related entities, as well as by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other private issuers. These pools generally provide for a “pass-through” of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities.

4

The Government National Mortgage Association (“GNMA”) is the principal government guarantor of mortgage-related securities. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities it approves that are backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA securities are described as “modified pass-through” in that they provide a monthly payment of interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. Other government-related guarantors of these securities include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA and FHLMC securities are guaranteed as to payment of principal and interest by those agencies, but are not backed by the full faith and credit of the U.S. Government. With respect to private mortgage-backed securities, timely payment of principal and interest of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that private insurers or guarantors can meet their obligations under such policies.

Certain mortgage-backed securities purchased by the Funds provide for a prepayment privilege and for amortized payments of both interest and principal over the term of the security. The yield on the original investment in such securities applies only to the unpaid principal balance, as the Fund must reinvest the periodic payments of principal at prevailing market interest rates which may be higher or lower than the rate on the original security. In addition, the prepayment privilege may require the Fund to reinvest at lower yields than were received from the original investment. If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions.

During periods of declining interest rates, prepayment of mortgages from underlying mortgage-backed securities can be expected to accelerate. Accordingly, the Funds’ ability to maintain positions in high-yielding mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields will depend on prevailing interest rates at that time.

In a mortgage dollar roll transaction, the Bond Fund sells mortgage securities and simultaneously agrees to repurchase substantially similar securities—securities that, among other characteristics, are collateralized by the same types of underlying mortgages, have identical net coupon rates and have similar original stated maturities—at a later date and at an agreed-upon price. The Bond Fund may enter into dollar roll transactions with respect to securities issued or to be issued by GNMA, FNMA and FHLMC. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage securities sold. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments.

Dollar roll transactions may result in higher transaction costs or higher taxes for the Bond Fund. Dollar rolls will not be used for the purpose of leveraging the Bond Fund’s assets or with the intention of changing its risk profile.

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Asset-Backed Securities

Each Fund may invest in asset-related securities. Asset-related securities have structural characteristics similar to mortgage-related securities but have underlying assets that are not mortgage loans or interests in mortgage loans. These securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, equipment leases (including rolling stock and aircraft), leases of various types of real and personal property, and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities largely depend on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities; as a result, they are subject to many of the same risks as mortgage-backed securities, though often, to a greater extent.

Zero-Coupon Bonds

Each Fund may invest in debt securities such as zero-coupon bonds that do not make regular cash interest payments, but that are instead issued at a discount to their principal or maturity value. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon securities to include the portion of the original issue discount and other non-cash income on such securities accrued during that year in income each year. The Funds intend to pass along such interest as a component of the Funds’ distributions of net investment income.

High-Yield Debt Securities

The LargeCap Fund and MidCap Fund may invest up to 5% of their net assets in debt securities (including convertible securities) that are rated below investment grade, i.e., rated below “BBB” by S&P or “Baa” by Moody's, and the Bond Fund may invest up to 10% of its net assets in debt securities rated below investment grade. Such securities are commonly referred to as “junk bonds” or “high-yield/high-risk” securities. Non-investment-grade securities are considered to be speculative with regard to the issuer's capacity to pay interest and repay principal. Such securities involve the risk of issuer default or bankruptcy and are more sensitive to economic conditions than higher-rated securities. In addition, the secondary market for such securities may not be as liquid as the market for higher-rated securities. From time to time, each Fund's assets represented by debt securities below investment grade may exceed the limits noted above due to changes in the value of those securities and/or the Fund as a whole and downgrades that occur after such securities were acquired. No Fund will acquire any debt securities rated below investment grade while its net assets that are represented by such securities exceed these limits.

Inflation-Linked Bonds

Each Fund may invest in fixed-income securities whose returns are intended to track the rate of inflation, as that rate is reflected by the Consumer Price Index (“CPI”). The Funds may invest in U.S. Treasury Inflation-Protected Securities (“TIPS”), as well as in other inflation-indexed bonds that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by corporations. The periodic adjustment of TIPS bonds is tied to the CPI, an index that is calculated monthly by the U.S. Bureau of Labor Statistics and that measures changes in the cost of living based on components such as food, housing, transportation, and energy.

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Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity; however, unlike conventional bonds, the principal or interest on an inflation-indexed bond is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a return over and above the rate of inflation. These bonds typically are issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but the bonds generally retain their value against inflation over time. Interest on a TIPS bond is paid twice a year. While the interest rate is fixed, the amount of each interest payment varies because the principal is adjusted for inflation.

The current market value of inflation-indexed securities is not guaranteed and will fluctuate. If the CPI falls, the principal value of inflation-indexed securities (including TIPS bonds) will be adjusted downward, and because of this downward adjustment, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. However, with respect to TIPS instruments, the U.S. Treasury guarantees repayment of the original bond principal upon maturity (as adjusted for inflation), even during a period of deflation.

Inflation-indexed securities are subject to interest-rate risk. As a result, the total return on these securities may not actually track the return on the inflation indices to which the inflation-indexed bonds held by the Fund are linked during every year. Market values of inflation-indexed bonds can be affected by changes in the market’s expectations with respect to inflation and by changes in real rates of interest. Furthermore, the CPI may not accurately reflect the true rate of inflation. If the market believes that the inflation indices to which the inflation-indexed bonds are linked do not accurately reflect the actual rate of inflation, the market value of those bonds could be adversely affected.

Inflation-indexed securities other than TIPS instruments may or may not provide a similar principal-protection guarantee that TIPS instruments do. If a guarantee of repayment of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation—for example, due to changes in currency exchange rates— investors in these securities may not be protected to the extent that the bond’s measure of inflation does not reflect these increases.

Convertible Securities

The LargeCap Fund and MidCap Fund may invest in convertible securities, including any bonds, debentures, notes, preferred stocks or other securities which may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The only convertible securities in which the Bond Fund may invest are convertible debt securities, although the Bond Fund may hold other convertible securities due to the Fund obtaining such securities through a conversion, reorganization or other actions that do not involve the direct investment of the Fund in those securities. Convertible securities are hybrid securities that have characteristics of both bonds and stocks. Like bonds, convertible securities typically pay interest. Convertible securities also offer an investor the right to benefit from the capital appreciation potential of the underlying common stock upon exercise of the conversion feature.

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The value of a convertible security is a function of its “investment value,” which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its “conversion value,” which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. If interest rates go up, the investment value of the convertible security will generally go down, and vice versa. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity. As the market price of the underlying common stock goes down, the conversion value will tend to go down as well since the convertible security presents less opportunity for capital appreciation upon conversion.

Convertible securities are generally more secure than common stock but less secure than non-convertible debt securities such as bonds. Convertible securities are usually subordinate to bonds in terms of payment priority.

The LargeCap Fund and the MidCap Fund will only invest in preferred stock that is investment grade (that is, rated in one of the four highest rating categories by S&P or Moody’s).

Trust Preferred Securities

Each Fund may invest in trust preferred securities. Trust preferred securities are hybrid securities that have characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns all of the trust’s common securities. The trust uses the sale proceeds of its common and preferred securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure to the financial institution is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear interest at rates that are comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, possible early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act of 1933 and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, we will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

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Foreign Securities

Each Fund may invest in U.S. dollar-denominated debt obligations of foreign corporations and governments. Such securities may be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

Municipal Securities

Each Fund may invest in municipal securities, including taxable municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer‘s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer‘s general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non- appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Each Fund may invest in Build America Bonds, which are taxable municipal bonds for which an issuer receives federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009. Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal income tax and may be subject to state tax—interest the Fund receives from its investments in Build America Bonds will be included in a Fund’s taxable income and distributed to shareholders as taxable ordinary income.

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Although most municipal securities have high credit ratings, they still are subject to many of the risks of other fixed-income securities, including a risk of default. In addition, many municipal securities carry call provisions that allow the issuer to redeem the bond prior to its stated maturity, and such a redemption would require a Fund to identify alternative investment opportunities that may only be available on less desirable terms than the securities being called. Like all fixed-income securities, municipal securities are susceptible to fluctuations in interest rates.

Short Sales

Each Fund may effect short sales of securities. To effect a short sale, a Fund sells a security it does not own and simultaneously borrows the security, usually from a brokerage firm, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at some future date. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium. Each Fund may also make short sales “against the box”, i.e., short sales made when the Fund owns securities identical to those sold short.

A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

No Fund will effect a short sale if, as a result, the aggregate value of all of the Fund's open short positions will exceed 5% of the value of the Fund's net assets. To secure a Fund's obligation to replace any borrowed security, the Fund either will place in a segregated account, or U.S. Bank, N.A., the custodian for the Funds (the “Custodian”), will segregate on its books and records, an amount of cash or liquid securities at such a level that (i) the amount so segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount so segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

Each Fund may only engage in short-sale transactions in securities listed on one or more national securities exchange or on the Nasdaq Stock Market.

A Fund will use short sales to limit its exposure to possible declines in the market value of its portfolio securities and to attempt to realize a gain.

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Options and Futures

Each Fund may engage in transactions in options and futures contracts, which are types of derivative securities. Some options and futures strategies, including selling futures, buying put options and writing (selling) call options, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing (selling) puts and buying calls, tend to increase market exposure. No Fund will invest in an option or futures contract if, as a result, the sum of the initial margin deposits and premiums paid to establish the Fund's aggregate options and futures positions would exceed 5% of the Fund's net assets.

The LargeCap Fund and MidCap Fund may purchase or write (sell) listed call options on stocks and stock indices. A call option on a stock gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying stock at a stated price if the option is exercised before a specific date. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a Fund exposes the Fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the underlying stock, or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

The LargeCap Fund and MidCap Fund may purchase or write (sell) listed put options on stocks and stock indices. A put option on a stock gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying stock at a stated price if the option is exercised before a specific date.

An option on an index functions in the same way as a stock option, except that the option is only settled in cash.

Whenever a Fund does not own securities underlying an open option position in an amount sufficient to cover the position, or whenever a Fund has written (sold) a put, the Fund will maintain cash or cash equivalents in a segregated account with its Custodian sufficient to cover the exercise price or, with respect to index options, the market value, of the open position. The Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

Each Fund may purchase and sell exchange-traded futures contracts on stock indices. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (an “initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is akin to a performance bond or good-faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one of the parties would owe the other if the futures contract had expired. In computing daily net asset value, each of the Funds will mark to market all of its open futures positions.

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While a Fund maintains an open futures position, the Fund must maintain with its Custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). A Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

Index futures contracts in which a Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts that are made on the same exchange and that have the same underlying index and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Fund would realize a capital gain, or if it is greater, a Fund would realize a capital loss. Conversely, if an offsetting sale price is greater than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs must also be included in these calculations in order to determine whether the Fund would realize such a capital gain or loss.

Options and futures contracts can be highly volatile investments. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There may be an imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock or index that the investment is designed to simulate. Options and futures contracts also involve a high degree of leverage, and a relatively small price movement in an option or futures contract can result in immediate and substantial gain or loss to a Fund. There can be no assurance that a liquid securities market will exist for an option or futures contract at any particular time. On volatile trading days where a price fluctuation limit is reached or a trading halt or suspension is imposed, it may be very difficult for a Fund to close out positions or enter into new positions and to value the option or futures contract. If the secondary market is not liquid, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration.

Investments in Exchange-Traded Funds and Exchange-Traded Limited Partnerships

The LargeCap Fund and MidCap Fund may invest in securities of exchange-traded funds (“ETFs”) and exchange-traded limited partnerships (“ETLPs”). ETFs and ETLPs are similar to traditional mutual funds and limited partnerships, respectively, except that their securities trade throughout the trading day in the secondary brokerage market, much like stocks of public companies.

ETFs have their own operating expenses that are deducted from their assets and thus are borne by the shareholders of the ETF. Accordingly, a Fund will bear its share of the operating expenses of any ETFs in which it invests. As a result, shareholders of the Fund will bear two layers of operating expenses to the extent the Fund invests in ETFs. An investment in an ETF generally presents the same primary risks as an investment in a traditional mutual fund, such as the risk that the prices of the securities owned by the ETF will decline.

An investment in an ETLP generally presents the same primary risks as an investment in a limited partnership, such as the risk that the value of the partnership’s securities will decline.

In addition to the risks described above, an investment in an ETF or ETLP is also subject to the following risks that do not apply to an investment in a traditional mutual fund or limited partnership: (1) the market price of securities may trade at a discount to their net asset value; (2) an active trading market for an ETF’s or ETLP’s securities may not develop or be maintained; and (3) trading of an ETF’s or ETLP’s securities may be halted if the listing exchange’s officials deem such action appropriate, the shares or interests are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halt trading in general.

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Each Fund's investments in an ETF or ETLP are subject to the investment restrictions of the Fund. In particular, because most ETFs are investment companies, the Fund’s purchase of ETF shares are subject to the limitations on the Fund’s investment in other investment companies. See “Investment Restrictions” in this Statement of Additional Information.

Investments in Exchange-Traded Notes

The LargeCap Fund and MidCap Fund may invest in securities of Exchange-Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities that are typically issued by an underwriting financial institution. ETNs are linked to the return of a benchmark index and are designed to provide investors with a way to access the returns of market benchmarks or strategies. Like ETFs and ETLPs, ETNs are listed on an exchange and traded in the secondary market. However, an ETN also can be redeemed at any time or can be held until maturity.

Whereas ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuing financial institution, whereby the financial institution agrees to pay a return based on the target index less any fees. Unlike fixed-income bonds, ETNs do not make periodic interest payments, and the principal investment is not protected.

ETNs are subject to credit risk, including the risk that the issuer of the ETN may default on its obligations. The value of an ETN may vary and may be influenced by, among other things, the time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the particular index. The value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying index remaining unchanged.

Investments in Other Investment Companies

An investment by a Fund in another investment company may cause the Fund to incur higher administration and distribution expenses. See “Investment Restrictions” in this Statement of Additional Information.

Temporary Defensive Positions

Each Fund may invest, without limitation, in short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions. Short-term investments include U.S. Treasury bills, certificates of deposit, money market funds, commercial paper, variable-rate demand notes and repurchase agreements.

Portfolio Turnover

The portfolio turnover rates for the fiscal years ended November 30, 2012 and 2011 were as follows:

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	2012	2011
Thompson LargeCap Fund	30%	40%
Thompson MidCap Fund	44%	47%
Thompson Bond Fund	16%	14%

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions, none of which (except as otherwise noted) may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund. A Fund may not:

(1)       Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)       Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of its total assets would be invested in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(3)       Make loans, except through the purchase of debt obligations in accordance with the Fund's investment objective and policies and through repurchase agreements with banks, brokers, dealers and other financial institutions, and except for securities lending activity as permitted by the 1940 Act.

(4)       Issue senior securities in violation of the 1940 Act or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of each Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While a Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons the net assets of a Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(5)       Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets, taken at cost at the time of such borrowings.

(6)       Purchase or sell real estate or commodities, except that a Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which invest in or own real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.

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(7)       Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. Subject to certain exceptions, the 1940 Act currently prohibits a Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of such investment company and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another investment company.

(8)       Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.

(9)       Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an “underwriter” for purposes of such Act).

In addition to the foregoing restrictions, the Investment Company's Board of Directors has adopted the following restrictions, which may be changed without shareholder approval. A Fund may not:

(a)       Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.

(b)       Participate on a joint or joint-and-several basis in any securities trading account.

(c)       Invest more than 15% of its net assets in illiquid securities.

(d)       Effect any short sale of securities that the Fund does not own if, as a result thereof, the aggregate value of all of the Fund's open short positions would exceed 5% of the Fund's net assets.

(e)       Purchase an option or futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

The restrictions described above that involve a maximum percentage generally apply when an investment is made and will not be violated as a result of subsequent changes in the values of securities held by the Fund.

DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS

Fund shares are offered and sold without a sales charge at the net asset value per share next determined after the purchase order has been received by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent (the “Transfer Agent”). The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time). Net asset value per share is calculated by adding the total fair market value of all securities and other assets of the particular Fund, subtracting the liabilities of the Fund, and dividing the remainder by the number of outstanding shares of the Fund.

Each Fund’s net asset value is determined only on the days on which the New York Stock Exchange is open for trading. The Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will typically be closed on the preceding Friday or the following Monday, respectively.

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Portfolio securities which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the mean of the latest bid and asked quotations will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sales price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Exchange-traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and the lowest asked quotations at the close of the exchanges will be used. Investments in money market mutual funds are generally priced at the ending net asset value per share provided by the service agent of the funds. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Board of Directors of the Investment Company. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.

Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes and certain preferred stocks in which the Funds may invest. As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services. Independent pricing services approved by the Board of Directors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

The Funds intend to pay all redemptions in cash. Redemption proceeds ordinarily will be sent within seven days after receipt of the redemption request and all necessary documents. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or the Exchange is closed for other than customary weekend and holiday closing; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

MANAGEMENT

Under applicable law, all corporate powers are exercised by or under the authority of, and the business and affairs of all of the Investment Company are managed under the direction of, the Board of Directors of the Investment Company. The Advisor is delegated responsibility for the Funds’ investment management, and the officers of the Investment Company are delegated responsibility for the Funds’ operations. The Board of Directors meets regularly to review the Funds' performance and expenses and other operational matters. The Board elects the officers of the Investment Company and hires the Funds' service providers. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and the distribution agreement with the Distributor. The Board also establishes and reviews numerous policies and procedures governing the conduct of the Investment Company's business. The policy of the Investment Company is that at least a majority of the directors, or such higher percentage as required by the 1940 Act, must not be “interested persons” of the Investment Company (within the meaning of the 1940 Act).

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Information pertaining to the directors and officers of the Investment Company is set forth below. The address of each officer and director is 918 Deming Way, Madison, WI 53717.

Name and Age	Position(s) Held with Thompson IM Funds, Inc. (1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director

Independent Directors:

John W. Feldt Birth date: 5/2/42	Chairman since July 2012 Director since 1987	• Currently retired • Senior Vice President of Finance of the University of Wisconsin Foundation from 1984 to 2006 • Former Vice President of Finance for the University of Wisconsin Foundation	3	Baird Funds, Inc. (8 funds)

George E. Austin Birth date: 9/15/52	Director since 2011	• President of AVA Civic Enterprises Inc. (consulting firm), since January 2011 • President of W. Jerome Frautschi Foundation Inc. (private foundation), since September 1998 • Director of the Home Savings Bank since October 1998 • Director of Overture Development Corporation (support organization for cultural arts district), since June 2001; President from June 2001 to December 2009	3	None

Patricia Lipton Birth date: 12/9/42	Director since 2007	• Currently retired • Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 • Assistant Executive Director, SWIB from 1982 to 1989 • Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None

Interested Directors and Officers:

John W. Thompson(2) Birth date: 7/26/43	Director since 1987 Chairman from 1987 to 2009 Chief Executive Officer since 2005 President since 2009	• President of Thompson Investment Management, Inc. (“TIM”) since January 2004 • President of Thompson Plumb & Associates, Inc. (“TPA”) (investment advisor) from June 1984 to December 2003 • Treasurer of TPA from October 1993 to December 2003 • A Chartered Financial Analyst	3	None

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Name and Age	Position(s) Held with Thompson IM Funds, Inc. (1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director

Jason L. Stephens(2) Birth date: 10/15/74	Director since 2011 Vice President since 2009 Secretary from 2005 to 2010	• Chief Operating Officer of TIM since June 2009 • Corporate Secretary of TIM since January 2004 • Portfolio Manager of TIM since July 2007 • Research Analyst of TIM from January 2004 to June 2007 • Research Analyst of TPA from June 2003 to December 2003 • A Chartered Financial Analyst	3	None

James T. Evans Birth date: 6/6/75	Vice President since 2009

•   Chief Investment Officer of TIM since June 2009

•   Portfolio Manager of TIM since June 2008

•   Research Analyst of TIM from March 2005 to June 2008

•   Managing Director of Nakoma Capital Management from 2000 to 2005

•   A Chartered Financial Analyst

			N/A	N/A

Penny M. Hubbard Birth date: 6/2/61	Chief Financial Officer and Treasurer since 2005	• Vice President - Administrative Services of TIM since January 2004 • Assistant Vice President - Client Services of TPA and various other capacities 1984-2004	N/A	N/A

Nedra S. Pierce Birth date: 10/2/61	Chief Compliance Officer since 2006

•   Chief Compliance Officer of TIM since May 2006

•   Director of Business Development of TIM from January 2004 to May 2006 and since June 2010

•   Director of Business Development of TPA from January 1998 to December 2003

			N/A	N/A

Lesley T. Bailey Birth date: 9/30/78	Secretary since 2010	• Fund Accounting and Administration at TIM since 2004 • Fund Accounting and Administration at TPA from 2001-2004	N/A	N/A

Sarah M. Baumgartner Birth date: 2/21/84	Assistant Secretary since 2012	• Fund Accounting and Administration at TIM since 2007	N/A	N/A

(1)	Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2)	Jason L. Stephens and John W. Thompson each is an “interested person” of the Investment Company by virtue of his position with the Investment Company and TIM.

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Board Leadership and Risk Oversight

John W. Feldt, who is not an “interested person” of the Investment Company, serves as Chairman of the Board of the Investment Company. The Board of Directors of the Investment Company oversees the management of the Investment Company regarding the administration and operation of the Investment Company and the Funds, including various risks relating to its administration and operation. The Board performs this risk-management oversight both directly and through the audit committee of the Investment Company. Actual day-to-day management of the risks relating to the administration and operation of the Investment Company and the Funds is the responsibility of the Investment Company’s officers, including its Chief Compliance Officer. While the Board, in conjunction with the officers of the Investment Company, attempts to identify all material risks of the Investment Company and of each Fund and to adopt and oversee the implementation of policies and controls to minimize the impact of these risks, it recognizes that it is not possible to identify all of the risks that may affect the Investment Company or a Fund or to develop policies or controls that eliminate all of the Investment Company’s or a Fund’s exposure to risks.

The Board receives reports, presentations and other information from the Advisor in connection with the Board’s consideration of the renewal of each of the Fund’s investment advisory agreements with the Advisor.

The Board has adopted, and it periodically reviews, policies and procedures designed to address risks to the Investment Company and the Funds. In addition, under the general oversight of the Board, the Advisor and service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds.

The Board of Directors and audit committee regularly receive reports, presentations and other information from officers of the Investment Company, including the Chief Compliance Officer, as well as from the Funds’ portfolio managers and other investment personnel and from various service providers to the Investment Company, regarding a variety of risk-oversight-related matters. For the Board of Directors, these matters include valuation and other operational matters, internal accounting, investments, securities trading and other portfolio-management aspects of the Funds, the voting of proxies with respect to companies whose securities are held in the Funds’ portfolio, and a report from the Investment Company’s Chief Compliance Officer regarding the effectiveness of the Investment Company’s compliance program. For the audit committee, these matters include information regarding internal controls and accounting, financial reporting policies and practices, and compliance matters. The audit committee also receives regular reports from the Investment Company’s independent registered public accounting firm regarding internal control and financial reporting matters.

Board Committees

The Board of Directors of the Investment Company has an audit committee and a nominating committee. The audit committee selects and consults with the independent auditors for the Investment Company on matters pertaining to their audits of the Investment Company's annual financial statements, and approves all audit and non-audit services to be provided by the independent auditors. The audit committee has adopted a written charter, which is available upon request and on the Investment Company’s website at www.thompsonim.com. The audit committee consists of John W. Feldt (chair), Patricia Lipton, and George E. Austin, none of whom is an “interested person” of the Investment Company. Mr. Feldt has been determined by the Board to be an “audit committee financial expert.” The audit committee met four times during the fiscal year ended November 30, 2012.

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The nominating committee considers and recommends nominees for directors to the Board to fill vacancies and for election and re-election as and when required. All nominations of directors who are not “interested persons” of the Investment Company must be made and approved by the nominating committee. The nominating committee has not established any specific minimum qualifications or standards for director nominees. The nominating committee will consider recommendations and nominations by shareholders of persons to the Board of Directors so long as such recommendations and nominations have been made within one year prior to the appointment or election of a director. The nominating committee has adopted a written charter, which is available upon request and on the Investment Company’s website at www.thompsonim.com. The nominating committee consists of Patricia Lipton (chair), John W. Feldt and George E. Austin. The nominating committee met four times during the fiscal year ended November 30, 2012.

Director Qualifications and Relevant Experience

A brief summary of each director’s specific experience, qualifications, attributes, and skills that led the nominating committee to conclude that such person should serve as a director for the Funds is set forth below.

George E. Austin has significant experience leading and advising complex organizations. Since 1998, he has served as President of the W. Jerome Frautschi Foundation Inc., a private support organization of the Overture Center for the Arts based in Madison, Wisconsin. In that role, he led all aspects of the business planning, design, financing and construction of a $210 million Overture Center for the Arts project. Other major public-private civic projects which he has led include the $67.1 million Monona Terrace Community and Convention Center (1990-1997), as well as development of the $210 million Wisconsin Institutes for Discovery, a public-private biomedical research institute, from 2005-2011. Mr. Austin served as Director of the City of Madison Department of Planning and Development, and as Executive Director of the Community Development Authority of the City of Madison, from 1983 until 1998. In those roles, he was responsible for management of both entities, including administration of Federal grants, overseeing the response to independent financial and management audits, and developing a tax-exempt housing and redevelopment bonding program designed to revitalize neighborhoods and provide affordable housing units. Mr. Austin gained other financial experience serving on the board of Home Savings Bank, a mutual savings institution, since 1998. He chairs that bank’s audit committee and is a member of its loan committee. Additionally, he serves on the Advisory Committee for the Johnson Bank Community Development Corporation. In addition to his years of management and financial experience, Mr. Austin holds a Bachelor of Business Administration degree, majoring in finance, from the University of Wisconsin-Madison, as well as a master of Science degree in Business and Master of Arts degree in Public Policy and Administration from the University of Wisconsin-Madison.

John W. Feldt, as Senior Vice President of Finance of the University of Wisconsin Foundation, was responsible for all areas of investing and accounting for the Foundation, including investment of the Foundation’s endowment, life income, and restricted funds totaling $2.5 billion. He was also responsible for the auditing and accounting functions as well as personnel responsibilities in those areas for the Foundation. In addition to his experience with the University of Wisconsin Foundation, he has served on multiple mutual fund and private family fund boards of directors, including Nakoma Mutual Funds (until 2011) and Baird Funds, Inc., in which capacity he has often served on the audit committee.

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Patricia Lipton, the former Executive Director of the State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004, led an investment organization with assets of over $70 billion investing in areas including domestic and international equities, public bonds, private placements, real estate, leveraged buyout and venture capital funds and cash. In that role, she developed significant risk management experience, establishing and chairing SWIB’s Risk and Investment Committee to ensure that investments were within risk/return parameters and in compliance with all policy guidelines and state regulations. Also in that role, she managed an operating budget of $140 million and managed 105 employees. She currently serves on the board of the Wisconsin Alumni Research Foundation (“WARF”), and is Chair of the Investment Committee. She has served in that capacity since 2004. WARF provides financial support for research at the University of Wisconsin-Madison from its $2.0 billion endowment fund. In addition to WARF, she has served on the boards of the Council of Institutional Investors and the Pension Managers Advisory of the New York Stock Exchange Board of Directors and the University of Wisconsin Medical Foundation, Inc. She currently serves on the boards of directors of the Sedgwick Street Fund, LLC, the Morgridge Institute for Research, and the William F. Vilas Trust.

Jason L. Stephens has been with Thompson Investment Management, Inc. in various capacities for more than 10 years. He has extensive experience conducting financial analysis of companies through examination of their various financial and legal disclosure statements, and he is intimately familiar with the Company’s methodologies and processes, having grown with the Company through its reorganization in December, 2003 and eventually being appointed to the positions of Vice President of the Company, portfolio manager to each of the Funds and Chief Operating Officer at TIM. He has also gained extensive compliance and risk management experience while with the Company, having served at times as the Company’s Chief Compliance Officer and having participated as part of the team that developed compliance policies and procedures for the Company in response to the promulgation of SEC Rule 38a-1. Prior to joining the Company, Mr. Stephens obtained broad leadership and administrative experience as company manager and director of administration at two notable Madison-based opera companies, Opera for the Young and the Madison Opera. Mr. Stephens also currently serves on the board of VSA Wisconsin. Mr. Stephens holds a Master of Science degree in Finance from the University of Wisconsin-Madison, as well as a Masters degree in Arts Administration and a Bachelors of Science degree in English and Communication Arts.

John W. Thompson has more than 46 years of business experience in the investment industry, and has served in various senior executive capacities for Thompson IM Funds since 1987. He also has experience as a director of a public company, having served as a member of Emageon, Inc.’s Board of Directors from 2003 to 2009 and as a member of its audit committee. He has extensive experience analyzing financial statements, including those of his own company and as an outside Director, and in making analyses for investment purposes. He has been the owner or co-owner of an investment management firm since 1984, and holds a M.B.A. from The Wharton School of Business of the University of Pennsylvania.

Director Compensation

Directors and officers of the Investment Company who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Funds for serving as directors or officers. During the fiscal year ended November 30, 2012, those directors who are not so affiliated with the Advisor received the compensation as set forth in the table below.

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Director	Aggregate Compensation From Each Fund	Pension or Retirement Benefits	Estimated Annual Benefits Upon Retirement	Total Compensation From Investment Company Complex
George E. Austin	$6,495 (LargeCap)	None	None	$30,000
	$4,892 (MidCap)
	$18,613 (Bond)

John W. Feldt	$8,123 (LargeCap)	None	None	$37,750
	$6,152 (MidCap)
	$23,475 (Bond)

Patricia Lipton	$6,495 (LargeCap)	None	None	$30,000
	$4,892 (MidCap)
	$18,613 (Bond)

Donald A. Nichols (1)	$8,981 (LargeCap)	None	None	$41,250
	$6,730 (MidCap)
	$25,539 (Bond)

(1)	Donald A. Nichols passed away on February 15, 2013.

Director Ownership of Fund Shares

The table below states the dollar range of shares of the Investment Company beneficially owned by each director of the Investment Company as of December 31, 2012:

Director	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Director in Family of Investment Companies

George E. Austin	None (LargeCap Fund)	Over $100,000
$10,001-$50,000 (MidCap Fund)
$50,001-$100,000 (Bond Fund)

John W. Feldt	None (LargeCap Fund)	Over $100,000
Over $100,000 (MidCap Fund)
None (Bond Fund)

Patricia Lipton	$10,001-$50,000 (LargeCap Fund)	$10,001-$50,000
None (MidCap Fund)
$10,001-$50,000 (Bond Fund)

Jason L. Stephens	Over $100,000 (LargeCap Fund)	Over $100,000
Over $100,000 (MidCap Fund)
$10,001-$50,000 (Bond Fund)

John W. Thompson	Over $100,000 (LargeCap Fund)	Over $100,000
Over $100,000 (MidCap Fund)
None (Bond Fund)

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Material Transactions with Independent Directors

No director who is not an interested person of the Investment Company, or his or her immediate family members, owned beneficially or of record, as of December 31, 2012, any securities of the Advisor, the Distributor or any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

No director who is not an interested person of the Investment Company, or an immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect interest in the Advisor or the Distributor or in any person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor, which exceeds $120,000. In addition, no director who is not an interested person of the Investment Company, or any immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Investment Company; an officer of the Investment Company; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having the same investment advisor or principal underwriter as the Investment Company or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or the Distributor; an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having the same investment advisor or principal underwriter as the Investment Company or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or the Distributor; the Advisor or the Distributor; an officer of the Advisor or the Distributor; or a person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor or an officer of any such “control” person. No director who is not an interested person of the Investment Company, or immediate family member of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than as a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

Code of Ethics for Personal Trading

The Investment Company and the Advisor have adopted a code of ethics under Rule 17j-1 of the 1940 Act designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interests of their respective directors, officers and employees. Under the code of ethics, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds. The code permits personnel of the Investment Company and the Advisor to invest in securities, including securities that may be purchased or held by the Funds, subject to certain exceptions and pre-clearance procedures.

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The Investment Company’s principal underwriter and distributor, Quasar Distributors, LLC, has also adopted a similar code of ethics under Rule 17j-1 of the 1940 Act.

Code of Ethics for Principal Executive, Financial and Accounting Officers

The Investment Company has established a separate code of ethics that applies to its principal executive, financial and accounting officers. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents the Investment Company files with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

Proxy Voting Policies

Proxy voting policies adopted by the Investment Company are attached to this Statement of Additional Information as Exhibit A. These proxy voting policies describe the procedures used by the Investment Company to determine how to vote proxies. Information regarding how the Investment Company voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 are made available annually within sixty (60) days of June 30 (1) without charge, upon request, by calling 1-800-999-0887, and on the Investment Company's website at www.thompsonim.com, and (2) on the SEC's website at www.sec.gov.

Policy Regarding Disclosure of Fund Holdings

The Investment Company believes that portfolio holdings information constitutes material, non-public information. Accordingly, the Investment Company has adopted a policy limiting disclosure of its portfolio holdings. A complete list of each Fund's portfolio holdings as of the end of each calendar quarter will be posted on the Investment Company's website within thirty (30) days of the end of such quarter. Lists of each Fund's portfolio holdings are also disclosed to the extent required by law or to ratings agencies such as Morningstar or Lipper. Information about a Fund's portfolio holdings may also be disclosed, without lag and when necessary, to the Investment Company's Advisor, Distributor, Transfer Agent, Custodian, Independent Registered Public Accounting Firm, as defined below, and other service providers (including but not limited to those providing independent pricing services, proxy voting services, portfolio analytics, and financial printing, and subject in each case to the service provider’s duty to maintain the confidentiality of such information) to the extent necessary to enable such providers to carry out their responsibilities to the Investment Company. Portfolio holdings information may be disclosed in other instances if the recipient of such information is bound by the duty of confidentiality and the Board of Directors of the Investment Company (including a majority of the independent directors) determines that such disclosure is appropriate and is in the best interests of a Fund’s shareholders. This policy does not prohibit disclosure to the media and others of particular stocks, industries or market segments that a Fund owns, likes or dislikes, so long as details that would constitute material, non-public information are not selectively disclosed. The Board of Directors receives quarterly reports on compliance with this policy. A copy of the Investment Company's policy regarding selective disclosure of portfolio holdings is attached hereto as Exhibit B.

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The Investment Company files with the SEC a complete schedule of each Fund's portfolio holdings for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. These forms are generally filed within 60 days following the end of the fiscal quarter. These forms are available without charge, upon request, by calling 1-800-999-0887, or on the Investment Company's website at www.thompsonim.com. These forms are also available on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

In accordance with the Investment Company's selective disclosure of portfolio holdings policy described above, the Investment Company has entered into ongoing arrangements to make public information about each Fund’s portfolio holdings directly available to certain third-party entities. The Investment Company currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

Name	Information Disclosed	Frequency*	Lag Time
Bloomberg	Full portfolio holdings	Quarterly basis	Approximately 5 days after calendar quarter end
Capital-Bridge	Full portfolio holdings	Quarterly basis	Approximately 5 days after calendar quarter end
Lipper Analytics	Full portfolio holdings	Quarterly basis	Approximately 5 days after calendar quarter end
Morningstar	Full portfolio holdings	Quarterly basis	Approximately 5 days after calendar quarter end
Standard & Poors	Full portfolio holdings	Quarterly basis	Approximately 5 days after calendar quarter end
Thomson Financial	Full portfolio holdings	Quarterly basis	Approximately 5 days after calendar quarter end
Vickers	Full portfolio holdings	Quarterly basis	Approximately 5 days after calendar quarter end

*	Dissemination of portfolio holdings information to the entities listed may occur less frequently than indicated (or not at all). In all cases, such information is disclosed only after the information is posted on the Investment Company's website.

The Advisor provides investment advice to clients other than the Funds, and these clients may have investment objectives that are substantially similar to those of one or more of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of one or more of the Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

ADVISORY, ADMINISTRATIVE AND OTHER SERVICES

Investment Advisor

Thompson Investment Management, Inc. (“TIM”) acts as the investment advisor for the LargeCap Fund, MidCap Fund and Bond Fund pursuant to an Investment Advisory Agreement. John W. Thompson controls TIM by virtue of owning a majority of its outstanding voting securities. Subject to the general supervision of the Board of Directors of the Investment Company, TIM manages the investment operations of each of the Funds and the composition of their respective assets. In this regard, TIM provides supervision of the assets of each of the Funds, furnishes a continuous investment program for such Funds, and determines from time to time what investments or securities will be purchased, retained or sold by such Funds and what portion of the assets will be invested or held uninvested in cash.

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The Investment Advisory Agreement pursuant to which TIM is retained by the LargeCap Fund, MidCap Fund and Bond Fund provides for compensation to TIM (computed daily and paid monthly) at the following annual rates: for the LargeCap Fund and MidCap Fund - 1.00% of the first $50 million of average daily net assets, and 0.90% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets, and 0.60% of average daily net assets in excess of $50 million.

The following table sets forth the aggregate fees paid to TIM under the Investment Advisory Agreement for the past three fiscal years:

Fees for Investment Advisory Services

	For the years ended November 30,
	2012	2011	2010

Thompson LargeCap Fund	$1,014,751	$1,124,046	$1,255,750

Thompson MidCap Fund	$215,819	$177,997	$129,507

Thompson Bond Fund	$5,530,967	$3,302,554	$1,815,299

The current Investment Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby. The Investment Advisory Agreement with the Funds may enable the Advisor to receive research and related services and equipment from certain broker-dealers in exchange for allocating the Funds' securities transactions to them. The Investment Advisory Agreement also provides that a Fund will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses. The Investment Advisory Agreement further provides that, subject to Section 36 of the 1940 Act, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except liability to a Fund or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Information About Portfolio Managers

John W. Thompson, Jason L. Stephens and James T. Evans are co-portfolio managers for each of the Funds.

As of November 30, 2012, John W. Thompson received a fixed salary for managing the Funds. He also owned a majority of the outstanding equity interests in the Advisor and received distributions from the Advisor from time to time.

As of November 30, 2012, Jason L. Stephens and James T. Evans each received a fixed salary for managing the Funds. Messrs. Evans and Stephens also owned equity interests in the Advisor and received distributions from the Advisor from time to time.

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The following table sets forth the portfolio managers' ownership of Fund shares as of November 30, 2012:

Portfolio Manager	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in all Funds

John W. Thompson	Over $1,000,000 (LargeCap Fund)	Over $1,000,000
Over $1,000,000 (MidCap Fund)
None (Bond Fund)

Jason L. Stephens	$50,001-$100,000 (LargeCap Fund)	$100,001-$500,000
$100,001-$500,000 (MidCap Fund)
$10,001-$50,000 (Bond Fund)

James T. Evans	$10,001-$50,000 (LargeCap Fund)	$100,001-$500,000
$100,001-$500,000 (MidCap Fund)
$10,001-$50,000 (Bond Fund)

John W. Thompson, Jason L. Stephens and James T. Evans each also manage other accounts for individuals and institutional clients. They each receive a fixed salary for managing each of these accounts.

As of November 30, 2012, John W. Thompson managed a total of 231 other accounts (none of which was a registered investment company or other pooled investment vehicle), in addition to the LargeCap Fund, MidCap Fund and Bond Fund, having total aggregate assets of $280 million. None of these accounts was charged a fee based on performance.

As of November 30, 2012, Jason L. Stephens managed a total of 277 other accounts (none of which was a registered investment company or other pooled investment vehicle), in addition to the LargeCap Fund, MidCap Fund and Bond Fund, having total aggregate assets of $289 million. None of these accounts was charged a fee based on performance.

As of November 30, 2012, James T. Evans managed a total of 233 other accounts (none of which was a registered investment company or other pooled investment vehicle), in addition to the LargeCap Fund, MidCap Fund and Bond Fund, having total aggregate assets of $280 million. None of these accounts was charged a fee based on performance.

Many, but not all, of the accounts managed by John W. Thompson, James T. Evans and Jason L. Stephens have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from these portfolio managers' management of the investments of the Funds, on the one hand, and the investments of other accounts, on the other hand, include the portfolio managers' allocation of sufficient time, energy and resources to managing the investments of the Funds in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds; the fact that the fees payable to TIM for managing the certain Funds may be less than the fees payable to TIM for managing other accounts, potentially motivating the portfolio managers to spend more time on managing the other accounts; the proper allocation of investment opportunities that are suitable for the Funds and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts.

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Administrator

Under an Administrative and Accounting Services Agreement with the Funds, TIM also provides administrative and accounting services to the Funds. The administrative obligations include: (a) providing supervision of all aspects of each Fund's non-investment operations, such as custody of the Fund's assets, shareholder servicing and legal and audit services (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to the Funds' agreements with their Custodian and shareholder servicing agent), (b) providing each Fund, to the extent not provided pursuant to such agreements or the agreement with the Funds' accounting services agent, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation of each Fund's tax returns, reports to shareholders, periodic updating of the Prospectus and this Statement of Additional Information, and reports filed with the SEC and other regulatory authorities, all at the expense of the Fund, (d) providing each Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services in Madison, Wisconsin, and (e) maintaining all of the records of each Fund other than those maintained pursuant to such agreements. The accounting service obligations include maintaining and keeping current certain accounts and financial records of each Fund, preparing the financial statements of each Fund as required by the 1940 Act and calculating the net asset value per share of each Fund on a daily basis.

The annual fees to be paid by each of the Funds to TIM under the Administrative and Accounting Services Agreement are calculated as follows: 0.15% of the first $30 million of the Fund's average daily net assets; 0.10% of the next $70 million of average daily net assets; and 0.025% of average daily net assets in excess of $100 million. The annual fee is subject to a $30,000 minimum per Fund.

The following table sets forth the aggregate fees paid to TIM for the past three fiscal years for administrative and accounting services provided to the Funds:

Fees for Administrative and Accounting Services

	For the years ended November 30,
	2012	2011	2010

Thompson LargeCap Fund	$116,666	$119,597	$123,493

Thompson MidCap Fund	$33,089	$29,999	$29,999

Thompson Bond Fund	$319,415	$226,565	$164,596

Expenses

The Funds are responsible for the payment of their own expenses. Such expenses include, without limitation: the fees payable to the Advisor and Administrator; the fees and expenses of the Funds' Custodian and Transfer and Dividend Disbursing Agent; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Funds; taxes and tax preparation; expenses relating to the pricing of securities in a Fund’s portfolio; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' existing shareholders and regulatory authorities; compensation and expenses of the Funds' Directors; and extraordinary expenses incurred by the Funds. The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.

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TIM has contractually agreed to waive management fees and/or reimburse expenses incurred by each Fund through March 31, 2014, so that the annual operating expenses of each Fund do not exceed a set percentage (1.20% for the LargeCap Fund, 1.30% for the MidCap Fund, and 0.80% for the Bond Fund) of such Fund’s average daily net assets.

The following table sets forth the total expenses TIM reimbursed with respect to the Funds for the past three fiscal years:

Reimbursed Expenses

	For the years ended November 30,
	2012	2011	2010
Thompson LargeCap Fund	$0	$0	$0

Thompson MidCap Fund	$114,884	$117,018	$135,266

Thompson Bond Fund	$0	$193,019	$228,359

Transfer and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the transfer and dividend disbursing agent for the Funds.

Custodian

U.S. Bank, N.A., 1555 North RiverCenter Drive, Milwaukee, Wisconsin 53212, is the custodian of the Funds' portfolio securities and cash.

Counsel and Independent Registered Public Accounting Firm

Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as general counsel to the Funds.

Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, audits the annual financial statements of the Funds.

DISTRIBUTION

Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, is principal underwriter and distributor of shares of the Funds. Shares of the Funds are offered to the public on a continuous basis. The Distributor sells the shares on a best efforts basis pursuant to a Distribution Agreement among the Investment Company, the Advisor and the Distributor. The Distribution Agreement was approved by the Board of Directors of the Investment Company, including a majority of directors who are not “interested persons” (as defined in the 1940 Act) of the Investment Company, the Advisor or the Distributor.

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Under the Distribution Agreement, the Distributor is available to receive orders, make the Funds' shares available for sale and redemption through the NSCC's Fund/SERV system and to cooperate with the Investment Company on the development of advertisements and sales literature relating to the Funds. The Distributor, at its sole discretion, may repurchase shares offered for sale by Fund shareholders and enter into agreements with qualified broker-dealers who are interested in selling shares of the Funds. The Investment Company has agreed to indemnify the Distributor for claims, liabilities, losses, damages and expenses arising out of or based upon an untrue statement of a material fact contained in the Funds' registration statement, prospectus (including the statement of additional information), annual or interim report, advertisement or sales literature or an omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon the Investment Company's failure to comply with the Distribution Agreement or applicable law. The Distributor has agreed to indemnify the Investment Company for claims, liabilities, losses, damages and expenses arising out of or based upon the Distributor's failure to comply with the terms of the Distribution Agreement or applicable law or the Distributor's willful or negligent acts or omissions.

Because the Investment Company has not adopted a distribution plan for the Funds, it cannot compensate the Distributor for the services it provides under the Distribution Agreement. Instead, the Advisor is responsible for paying the Distributor's fees under the Distribution Agreement. Such fees are payable monthly at an annual rate equal to 0.01% of the net asset value of the Funds from $250 million to $500 million, 0.005% of the net asset value of the Funds on the next $500 million and 0.0025% on the balance, subject to a minimum annual fee of $35,000, as well as certain other fixed fees for compliance review services.

The Distribution Agreement continues for a period of two years from its effective date and thereafter will continue for successive one-year periods so long as such continuance is approved at least annually by the Investment Company Board of Directors, including a majority of directors who are not “interested persons” of the Investment Company, the Advisor or the Distributor. The Distribution Agreement may be terminated, upon at least 60 days written notice, by either the Investment Company or the Distributor, and will automatically terminate in the event of its assignment.

The Advisor pays, out of its own resources, amounts to broker-dealers and other intermediaries for various shareholder, account maintenance, networking and other services they provide to the Funds. Such services usually include maintaining aggregated or omnibus accounts through which the clients, plan participants and beneficial holders of such broker-dealers and intermediaries invest in the Funds; expedited processing of purchase, redemption or exchange transactions for clients, plan participants and beneficial holders of such broker-dealers and intermediaries; forwarding copies of Fund prospectuses, reports, proxy materials and other communications to their clients, plan participants and other beneficial holders; and/or responding to questions about Fund purchases, redemptions, exchanges and the like. The payments made by the Advisor under the shareholder servicing arrangements are generally expressed as a percentage of the aggregate net assets of the accounts in the Funds for which such broker-dealers and intermediaries are responsible, and payments made by the Advisor under the networking arrangements are generally expressed in a per account, per period fee for accounts in the Funds for which such broker-dealer and intermediaries are responsible. The Funds reimburse the Advisor for a portion of the amounts paid by the Advisor under these arrangements. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Funds’ Board to approximate the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. For the fiscal year ended November 30, 2012, the amounts reimbursed by the Funds to the Advisor were $28,532, $3,627 and $371,500 for the LargeCap Fund, MidCap Fund and Bond Fund, respectively.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, where applicable. Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Advisor to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities. Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

In selecting brokers to effect portfolio transactions for the Funds, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized databases and the software for analyzing such databases in order to obtain information regarding performance of securities and the advisability of investing, and the availability of the brokerage firm's analysts for consultation. Where computer software serves functions other than assisting the Advisor in the investment decision-making process (e.g., recordkeeping), the Advisor makes a reasonable allocation of the cost of the software to such other functions and bear all costs related to such other functions itself. While the Advisor believes such information and services have substantial value, the Advisor considers them supplemental to its own efforts in the performance of its duties under the Investment Advisory Agreement. Other clients of the Advisor may benefit from the availability of these services to the Advisor, and the Funds may benefit from services available to the Advisor as a result of transactions for other clients. The Investment Advisory Agreement provides that the Advisor, in placing orders for portfolio securities, is entitled to rely upon Section 28(e) of the Securities Exchange Act of 1934. This Section generally permits the Advisor to cause the Funds to pay a broker or dealer who provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction that is in excess of the amount another broker or dealer would have charged for effecting the transaction, provided that in order to rely upon Section 28(e), the Advisor must determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the Funds and the other accounts as to which the Advisor exercises investment discretion.

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The Advisor does not compensate broker-dealers for, or otherwise take into consideration, the efforts of a broker-dealer in marketing, offering or selling Fund shares in allocating brokerage, although pursuant to procedures adopted by the Funds, the Advisor may effect portfolio transactions through such broker-dealers.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as the Advisor's other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment advisor), the Investment Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund.

The following table sets forth the aggregate brokerage commissions paid by each Fund for the past three fiscal years:

Brokerage Commissions Paid by the Funds

	For the years ended November 30,
	2012	2011	2010

Thompson LargeCap Fund	$150,224	$236,898	$273,198

Thompson MidCap Fund	$53,886	$45,336	$35,713

Thompson Bond Fund	$77,009	$18,451	$6,022

The following table sets forth the aggregate brokerage commissions paid by each Fund to U.S. Bank, an affiliate of the Fund’s Distributor, for the past three fiscal years:

Brokerage Commissions Paid to U.S. Bank by the Funds

	For the years ended November 30,
	2012	2011	2010

Thompson LargeCap Fund	$75	$0	$30

Thompson MidCap Fund	$43	$0	$3

Thompson Bond Fund	$12,399	$1,596	$5,772

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The percentage of the LargeCap Fund’s aggregate brokerage commissions paid to U.S. Bank during the fiscal year ended November 30, 2012 was 0.0500%, and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through U.S. Bank during the fiscal year ended November 30, 2012 was 0.0004%.

The percentage of the MidCap Fund’s aggregate brokerage commissions paid to U.S. Bank during the fiscal year ended November 30, 2012 was 0.0791%, and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through U.S. Bank during the fiscal year ended November 30, 2012 was 0.0008%.

The percentage of the Bond Fund’s aggregate brokerage commissions paid to U.S. Bank during the fiscal year ended November 30, 2012 was 16.1013%, and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through U.S. Bank during the fiscal year ended November 30, 2012 was 0.0006%.

The Funds did not pay any other brokerage commissions to any affiliated person of the Funds, the Advisor or the Distributor, or to any affiliates of such affiliated persons during the past three fiscal years.

The following table sets forth, for the fiscal year ended November 30, 2012, the aggregate dollar amount of portfolio securities transactions executed for the Funds by broker-dealers who provided research services to the Funds or with which the Funds had directed brokerage arrangements, and the commissions paid to such broker-dealers.

	Aggregate Directed Portfolio Transactions	Brokerage Commissions
Thompson LargeCap Fund	$58,743,570	$107,951
Thompson MidCap Fund	$17,399,888	$37,850
Thompson Bond Fund	$597,503	$723

As of November 30, 2012, no Fund owned any securities of its “regular broker-dealer” (as defined in Rule 10b-1 under the 1940 Act) or of their parents, except as set forth in the table below.

	Issuer (Regular Broker-Dealer)	Security	Value at November 30, 2012
Thompson LargeCap Fund	JPMorgan Chase	Common Stock	$1,976,975
Thompson MidCap Fund	None	None	None
Thompson Bond Fund	JPMorgan Chase	Bonds	$1,430,521
	Merrill Lynch	Bonds	$19,609,574
	Morgan Stanley	Bonds	$41,966,552

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TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), and to take all other action required so that no federal income tax will be payable by the Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Code, it would be treated as a regular corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and distributions to shareholders would be subject to a second tax at the shareholder level.

The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from a Fund may be reduced below 70% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.

Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution. Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.

All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the same Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.

Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not materially affect the Funds or their shareholders. Dividends declared in October, November or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.

Dividends and other distributions paid to individuals and other non-exempt persons are subject to a 28% backup federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if a Fund is notified that the shareholder has under-reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. A shareholder may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the account application form accompanying the Prospectus or an IRS Form W-9.

For federal income tax purposes, the LargeCap Fund has capital losses in the amount of $34,789,309 and $47,755,283 which expire on November 30, 2016 and November 30, 2017, respectively.  Accordingly, no capital gains distributions are expected to be paid to shareholders of the LargeCap Fund until net gains have been realized in excess of such carryforwards.

The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

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Cost Basis Reporting

The Funds are required to report to you and to the IRS the cost basis of your Fund shares acquired on or after January 1, 2012 (“covered shares”) when those shares are subsequently redeemed. Unless you elect a different permissible cost basis method in writing, the cost basis of covered shares will be determined using the average cost method, described below. These reporting requirements do not apply to shares held by you through a tax-deferred arrangement such as a 401(k) or an individual retirement account. Shares acquired prior to January 1, 2012 (“non-covered shares”) are treated as if they are held in an account separate from the covered shares for purposes of these reporting requirements. The Funds are not required to determine or report a shareholder’s cost basis of non-covered shares and are not responsible for the accuracy and reliability of any information provided for non-covered shares. However, as a courtesy, the Funds will continue to provide you with the cost basis of non-covered shares using the average cost method when available.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the redemption of a share results in a gain or loss. If you redeem covered shares during any year, the Funds will report the gain or loss, cost basis, and holding period of such covered shares to you and to the IRS on your Consolidated Form 1099.

A cost basis method is used by the Funds to determine which specific shares are deemed to be sold when a shareholder sells less than his or her entire position in a Fund and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a particular cost basis method, the Funds will use the average cost method, which averages the cost basis of all Fund shares purchased on or after January 1, 2012, in an account regardless of holding period, and deems shares sold or transferred first to be those with the longest holding period. Each shareholder may elect in writing for an alternate permissible cost basis method to be used to calculate the cost basis of its covered shares. The cost basis reporting method cannot be changed for previously redeemed covered shares.

If you hold Fund shares through a financial intermediary, please contact that financial intermediary to discuss the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect. Representatives of the Funds are not licensed tax advisors and are unable to give tax advice.

CAPITAL STOCK AND OTHER SECURITIES

General

The authorized capital stock of the Investment Company consists of an indefinite number of shares of Common Stock, $0.001 par value per share. The shares of Common Stock are presently divided into three series, each of which has an indefinite number of authorized shares: the LargeCap Fund, the MidCap Fund and the Bond Fund. The Board of Directors may authorize the issuance of additional series of Common Stock (funds).  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series, and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board of Directors.

Each share of Common Stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable. The Funds currently have no employees and do not intend to have employees in the future. Shares of Common Stock are redeemable at net asset value, at the option of the shareholder. Shares of Common Stock have no preemptive, subscription, conversion or cumulative voting rights and are freely transferable. Shares of Common Stock can be issued as full shares or fractions of shares.

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Shareholders have the right to vote on the election of the directors of the Investment Company at each meeting of shareholders at which directors are to be elected, and on other matters as provided by law or by the Investment Company's Articles of Incorporation or Bylaws. Shareholders of each Fund vote together to elect a single Board of Directors of the Investment Company and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all Funds, but affecting individual Funds differently (such as a new investment advisory agreement), separate votes by shareholders of each Fund are required. The Investment Company's Articles of Incorporation do not require the holding of annual meetings of shareholders. However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Funds' outstanding shares, must be called) for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

Control Persons and Principal Holders of Fund Shares

The following table sets forth the names, addresses and percentage ownership of each person who owns of record, or is known to management to own, beneficially 5% or more of a Fund's outstanding shares as of March 1, 2013. Other than those named below, no person controls any Fund.

RECORD OR BENEFICIAL OWNER	PERCENTAGE OWNERSHIP

LARGECAP FUND:
Charles Schwab (record) 211 Main Street San Francisco, CA 94105-1905	24.13%

National Financial Services LLC (record) 1 World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5503	11.00%

All officers and directors of the Investment Company as a group (10 persons)	3.06%

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MIDCAP FUND:

Charles Schwab (record) 211 Main Street San Francisco, CA 94105-1905	51.72%

National Financial Services LLC (record)(1) 1 World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5503	22.59%

James Delaney III Trust (beneficial)(1) c/o Northern Trust 50 South LaSalle Street Chicago, IL 60675	8.57%

All officers and directors of the Investment Company as a group (10 persons)	9.95%

BOND FUND:

National Financial Services LLC (record) 1 World Financial Center 200 Liberty Street, 5th Floor New York, NY 10281-5503	49.54%

Charles Schwab (record) 211 Main Street San Francisco, CA 94105-1905	15.57%

TD Ameritrade Inc. (record) P.O. Box 2226 Omaha, NE 68103-2226	7.13%

All officers and directors of the Investment Company as a group (10 persons)	0.02%

(1) The percentage beneficial ownership of the James Delaney III Trust shown in the table with respect to the MidCap Fund is also included within the amount of the percentage record ownership shown for National Financial Services LLC.

FINANCIAL STATEMENTS

The financial statements and related report of Cohen Fund Audit Services, Ltd., independent registered public accounting firm, contained in the Annual Report to Shareholders for the fiscal year ended November 30, 2012 are incorporated herein by reference. The Annual Report to Shareholders may be obtained without charge by writing to Thompson IM Funds, Inc., P.O. Box 701, Milwaukee, Wisconsin 53201 or by calling 1-800-999-0887.

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EXHIBIT A

THOMPSON IM FUNDS, INC.
PROXY VOTING POLICIES AND PROCEDURES

Introduction

Thompson IM Funds, Inc. (the "Funds") has adopted these Proxy Voting Policies and Procedures pursuant to Investment Company Act Release IC-25922 ("Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies"). The Release, among other things, amended Items 13 and 22 of Form N-1A. New Item 13(f) requires each mutual fund to describe or include in its statement of additional information the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders and those of the fund's investment adviser, principal underwriter or an affiliated person of the adviser or underwriter.

General Policies and Procedures

The Funds are managed with one goal in mind: to maximize shareholder value consistent with the Funds' investment objectives and policies. The Funds buy, hold and sell securities in pursuit of this goal. The Funds also exercise their rights as shareholders, including their voting rights, in the companies in which they invest in furtherance of this goal. The Funds take their voting rights seriously as they believe such rights are significant assets of the Funds. How the Funds vote on matters submitted to them in their capacity as shareholders of companies in their portfolio can have an impact on shareholder value.

The Funds typically invest in companies due, in part, to the strength, experience, quality and depth of their management. Management is entrusted with the day-to-day operations of a company, and a company's board of directors is responsible for long-range and other strategic planning decisions and corporate oversight. The Funds do not and cannot micromanage the companies in which they invest. While the Funds remain confident in the capabilities and motivations of a company's management (including its board of directors), the Funds will give considerable deference to the view of management with regard to matters submitted to a vote of shareholders. As a result, the Funds will frequently vote in a manner consistent with management's recommendations.

The Funds believe sound corporate governance adds value to shareholders of companies. The Funds will generally support matters which promote the corporate governance objectives: accountability of a company's management and board of directors to its shareholders; close alignment of the interests of management with those of shareholders; protection of shareholder rights, including voting rights; and accurate, understandable and timely disclosure of material information about a company's operations and financial performance.

A-1

Specific Matters

Specific matters of concern to the Funds include election of directors, equity-based compensation, corporate structure and shareholder rights, takeover deterrents and defense mechanisms, and social policy issues and shareholder proposals. Although the Funds do not have a policy of voting for or against any specific type of matter, the Funds will generally disfavor any matter that in its view is not in the best interests of a company's shareholders, particularly their interest in the creation of value for their shares. The Funds will also not generally approve any matter that weakens the accountability of a company's management to shareholders, potentially skews the alignment of the interests of management with those of shareholders, abridges shareholder rights, deters legitimate change of control transactions or has potential adverse economic effect on a company. The Funds will also vote against management's nominees for election as directors and other management recommendations if the Funds believe that management, including the board of directors, are failing to serve the best interests of their companies' stockholders.

Election of Directors. The Funds support a board of directors consisting of a majority of independent directors. The Funds also support the annual election of the entire board of directors. The Funds will generally resist efforts to create a staggered or classified board. The Funds will consider supporting attempts to de-classify existing boards. The Funds also generally favor cumulative voting in the election of directors because it increases the shareholders' rights to effect change in the management of a company. However, other protections, such as a nominating committee comprised entirely of independent directors and a board consisting of a majority of independent directors, may make cumulative voting less important. The Funds also support the ability of shareholders to remove directors with or without cause and to fill vacancies on the board. In voting to elect or withhold support for a nominee to a company's board, the Funds will consider the experience and likely contribution of the nominee to the board and any committees of the board and his or her knowledge of the company and its industry.

Ratification of Independent Accountants. In considering whether to ratify the selection of independent accountants, the Funds will take into account the reputation of the accounting firm and the services it has or can provide to the company, and any other relationships it may have with the company, the company's board or its audit committee.

Equity-Based Compensation. The Funds believe that properly designed equity-based compensation plans, including restricted stock, option and purchase plans, effectively align the interests of shareholders with those of management and key employees. The Funds believe that equity-based compensation should be specifically tailored to achieve identifiable performance objectives. The Funds prefer restricted stock versus stock options because restricted stock better aligns shareholder interests with employee interests. The Funds are generally opposed to plans that substantially dilute their ownership interest in companies, provide participants with excessive awards or have other objectionable features and terms (such as de minimis exercise prices, automatic re-pricing features or the absence of vesting or holding period requirements).

The Funds also believe that management, particularly a company's executive officers, should be fairly compensated and provided appropriate incentives to create value for shareholders. However, the Funds will generally not support, without a valid justification, compensation or severance pay which is considered to be excessive, or bonuses and other incentives that are not tied to the creation of shareholder value.

Corporate Structure and Shareholder Rights. The Funds believe that shareholders generally should have voting power equal to their equity interest in a company and should be able to approve or reject matters by a simple majority vote. The Funds will generally support proposals to eliminate supermajority vote requirements and will generally vote against proposals to impose supermajority vote requirements. The Funds will also generally not support proposals for the creation of a separate class of common stock with greater or lesser voting rights. The Funds generally oppose proposals that eliminate or restrict the right of shareholders to call meetings or to take action by written consent in lieu of a meeting.

A-2

Takeover Deterrents. The Funds believe that the shareholders of a company should have the right to determine whether a change in control transaction is in their best interests. Although the Funds believe that in many change in control transactions a company's management plays an important role in increasing shareholder value, the Funds are skeptical of shareholder rights plans (i.e., poison pills) that would require management's involvement in the process. Some poison pills are subject to shareholder vote, mandatory periodic review by independent directors, short-term sunset provisions and qualified/permitted offer provisions, and may be acceptable to the Funds.

Proposals to increase the number of authorized shares of common stock or to create "blank check" preferred stock can also be used to deter takeover attempts that are not favored by management. However, additional authorized shares and blank check preferred stock are useful for legitimate financing needs. The Funds will therefore consider the likely uses and number of the additional authorized shares in determining how to vote on such proposals.

Shareholder Proposals regarding Social Policy Issues, Transparency. The Funds generally will not support shareholder proposals on social policy issues or that dictate a company's business practices, unless the Funds believe such proposals may have a beneficial effect on the company's stock price. Shareholder proposals typically relate to ordinary business matters which are more properly the responsibility of the company's management and its board of directors. However, the Funds generally will support shareholder proposals that are designed to increase the transparency of the business decision-making processes of a company (as opposed to dictating the outcome of those processes). Such proposals may include but are not limited to issues relating to executive compensation and political contributions. The Funds will not support any such transparency-enhancing proposals that are reasonably expected to result in a substantial risk of disclosure of a company’s proprietary information, such as its trade secrets or non-public intellectual property.

Delegation of Proxy Voting; Conflicts of Interest

The Funds delegate their proxy voting decisions to Thompson Investment Management, Inc., their investment adviser (the “Adviser”). The portfolio manager(s) of the Funds (who are employees of the Adviser) decide on how votes should be cast by the Funds, given their knowledge of the companies in which the Funds are invested and practices common in the companies' relevant industries. The Adviser and portfolio manager(s) are required to cast votes on behalf of the Funds strictly in accordance with these Proxy Voting Policies and Procedures.

Proxies of the Funds may be solicited by a company at times in which the Adviser or one of its affiliates has, or is seeking, a business relationships with such company or in which some other conflict of interest may be present. For example, the Adviser or an affiliate of the Adviser may manage the assets of an executive officer or a pension plan of the subject company, administer the subject company's employee benefit plan, or provide brokerage, investment, trust, consulting or other services to the subject company. Personal relationships may also exist between a representative of the Adviser and a representative of the company. By the same token a conflict of interest may be present between the Adviser or one of its affiliates and other persons, whether or not associated with the subject company, who may have a stake in the outcome of the vote. Under these circumstances the Adviser may be inclined to vote in a certain way to avoid possible damage to the Adviser's (or affiliate's) relationship or potential relationship, which could be inconsistent with the Adviser's responsibility to the Funds and their shareholders.

A-3

The Adviser will maintain a list of companies that present a potential conflict of interest with regard to the voting of proxies for the Funds managed by the Adviser. The portfolio manager(s) of the Funds with authority to vote proxies for the Funds will refer to the list before voting proxies. If a proxy relates to a company on the list, the matter shall be forwarded to the Adviser’s Proxy Review Committee and, when necessary, the President of the Adviser for further consideration. When the Adviser’s Proxy Review Committee or the Adviser’s President believes that a particular vote to be cast by the Adviser on behalf of the Funds presents a material conflict of interest, the Adviser should inform legal counsel to the Funds and explain the conflict. The Adviser will also be required to inform the Funds' Board of Directors of the conflict and seek guidance from the Board as to how the vote should be cast. The guidance provided by the Board of Directors, including a majority of the directors who are not "interested persons" of the Adviser, will be binding on the Adviser. Notwithstanding the above, the Board of Directors may establish a proxy voting committee, a majority of the members of which may not be "interested persons" of the Adviser, that will be authorized and directed to provide guidance to the Adviser on how to cast votes on behalf of the Fund if a material conflict of interest is present.

The Adviser has formed an internal Proxy Review Committee to identify non-routine matters and proposals with potential to create conflicts of interest, and to otherwise implement these Proxy Voting Policies and Procedures. The Proxy Review Committee will consist of officers and/or employees of the Adviser and will always include its Chief Compliance Officer.

Miscellaneous

These Proxy Voting Policies and Procedures are guidelines to be followed by the Adviser who is delegated the responsibility for voting proxies on behalf of the Funds. They are not hard and fast rules. Each matter on which the Funds are entitled to vote will be considered on a case-by-case basis and votes will be cast in a manner believed in good faith to be in the best interest of the Funds and its shareholders.

These Proxy Voting Policies and Procedures may be amended at any time by the Board of Directors of the Funds, including a majority of the directors who are not "interested persons" of the Adviser.

A-4

EXHIBIT B

THOMPSON IM FUNDS, INC.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of Thompson IM Funds, Inc. (the "Company") has adopted this Policy regarding the disclosure of information related to the portfolio holdings of the various mutual fund series (the "Funds") of the Company.

General Policy

Information about the portfolio holdings of the Funds is generally considered to be relevant and significant to persons in deciding to buy or sell shares of the Funds. Such information should be safeguarded as material, non-public information until publicly disclosed. This means, at a minimum, that information about the portfolio holdings of any Fund should not be selectively disclosed to investors or potential investors (or their advisers, consultants or intermediaries) or to any other persons unless there are legitimate Company business purposes for doing so and such persons are subject to a duty of confidentiality and trading restrictions.

Specific Authorized Public Disclosures

The Company shall post on its website a complete schedule of the securities and investments owned by each Fund (the "Holdings Schedule") as of the end of each calendar quarter. This posting shall be made within thirty (30) days of the end of such quarter. The Holdings Schedule of each Fund shall at least identify each security or investment and its market value at the end of the quarter. In addition, the Company shall disclose the investments of the Funds as required by the Investment Company Act of 1940, as amended, and the rules and regulations adopted by the Securities and Exchange Commission thereunder (the "Investment Company Act"). Currently, the Investment Company Act requires the Funds to file with the SEC a complete schedule of their portfolio holdings for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year with their annual and semi-annual reports to shareholders on Form N-CSR. These forms are required to be filed with the SEC approximately 60 days following the end of the relevant fiscal quarter. Portfolio holdings of the Funds shall also be disclosed to the extent required by applicable law, including without limitation the Securities Act of 1933 and the Securities Exchange Act of 1934 such as in filings on Schedule 13D or 13G or Form 13F.

The Company may refer persons who seek information on portfolio holdings to the Holdings Schedule posted on the website or the Company may deliver a copy of a Holdings Schedule to them but not until after the Holdings Schedule has been posted on the website.

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Prohibition Against Selective Disclosure

Other than the postings of Holdings Schedules as described above, as described under "Permissible Disclosure" below, or as required by law, no person associated with the Company or Thompson Investment Management, Inc. (the “Advisor”) or any other service provider to the Funds shall disclose to any person any information regarding the portfolio holdings of any Fund. This prohibition includes a partial or complete list of the securities and other investments of any Fund, as well as information about a particular security or investment purchased, sold or held (or proposed to be purchased or sold) by a Fund. The Company shall advise its service providers (including without limitation, its Advisor, distributor, Quasar Distributors, LLC (the “Distributor) transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) administrator and accounting agent, Thompson Investment Management, Inc. (the “Administrator and Accounting Agent); custodian, U.S. Bank, National Association (the “Custodian); counsel, Quarles & Brady LLP (the “Counsel”); and independent registered public accounting firm, Cohen Fund Audit Services, Ltd. (the “Independent Registered Public Accounting Firm”) of this Policy and determine the ability of such service providers to comply with it.

Permissible Disclosure

Notwithstanding the prohibitions above, the President or Vice President of the Company, with approval from the Chief Compliance Officer, may disclose a Fund's portfolio holdings (including a more current list of holdings than the quarterly Holdings Schedule) to a recognized rating agency such as Morningstar or Lipper for its use in developing a rating for the Fund or in evaluating the category in which the Fund should be placed. In addition, (i) the President or Vice President of the Company (and the portfolio manager(s) of a Fund, after consultation with the Company's President and Chief Compliance Officer) may disclose to a newspaper, magazine or television, cable or radio program that a Fund owns a particular security or securities within a particular industry, sector or market capitalization, and (ii) representatives of the Fund's Advisor or Distributor may discuss with shareholders and prospective investors, the Company's assessment and interest in a particular company whose securities are held in the Fund's portfolio, provided said security has been identified as a holding of the Fund in its most recently published list of securities holdings and provided the President of the Company has authorized and approved the disclosure. No disclosure permitted by either clause (i) or clause (ii) of the foregoing shall include disclosure of the number of shares or principal amount of the subject securities held by the relevant Fund or the percentage that any such position represents in the Fund or in the issuer of such securities and shall not include disclosure regarding whether the Fund is considering the purchase or sale of any of the subject securities.

Information about a Fund's portfolio holdings may be disclosed, without lag and when necessary, to the Fund's Advisor, Distributor, Administrator, and Accounting agent, Transfer Agent, Custodian, Counsel, Independent Registered Public Accounting Firm and other service providers only to the extent required by law or, subject to imposing appropriate conditions on the confidentiality and safekeeping of such information, only to the extent necessary to enable such service providers to carry out their specific duties, responsibilities and obligations to the Fund. The Fund’s Advisor, Distributor, Administrator and Accounting Agent, Transfer Agent, and Custodian generally have access to information about a Fund’s portfolio holdings on a daily basis. The Fund’s Counsel and Independent Registered Public Accounting Firm are generally provided with information about a Fund’s portfolio holdings on a quarterly basis and semi-annual basis, respectively.

B-2

Information about a Fund's portfolio holdings may also be disclosed if, in advance of such disclosure, it is established to the satisfaction of the Board of Directors, including a majority of Directors who are not "interested persons" of the Company, upon the advice of legal counsel, that such disclosure does not violate applicable securities laws and is in the best interests of shareholders of that Fund and that the recipient of such information has agreed to maintain the confidentiality of such information and will not trade on such information.

Reports to Board

The Company shall report to the Board of Directors on a quarterly basis the parties' compliance with this Policy.

Oversight of Policy

The Company's Chief Compliance Officer shall be responsible for overseeing this Policy and for ensuring that all appropriate parties acknowledge their understanding of this Policy. The Chief Compliance Officer shall periodically evaluate the effectiveness of this Policy and recommend to the Board of Directors modifications to this Policy.

Disclosure of Policy

The Prospectus for the Funds shall state that a description of this Policy is set forth in the Funds' Statement of Additional Information ("SAI") and the SAI shall describe this Policy.

B-3

PART C
Other Information
_________________

Item 28. Exhibits.

See Exhibit Index following the signature page to this Registration Statement, which Exhibit Index is incorporated herein by this reference.

Item 29. Persons Controlled by or Under Common Control with Registrant.

None.

Item 30. Indemnification.

Article V, Section 4 of the Registrant’s Bylaws provides for indemnification under certain circumstances of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant. However, no person shall be indemnified by the Registrant against any liability to any of the Funds or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Item 31. Business and Other Connections of Investment Advisor.

Thompson Investment Management, Inc. is the investment advisor to the LargeCap Fund, MidCap Fund and Bond Fund of the Registrant. The principal business address of the Registrant is 918 Deming Way, 3rd Floor, Madison, Wisconsin 53717. Set forth below is a list of the directors and officers of Thompson Investment Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature of those directors and officers during the past two fiscal years.

Name	Position with Thompson Investment Management, Inc.	Other Affiliations
John W. Thompson	President and Director	Director of the Registrant since 1987; Chairman of the Registrant from 1987 to January 2009; Chief Executive Officer of the Registrant since 2005; President of the Registrant since January 2009.

Jason L. Stephens	Chief Operating Officer and Secretary	Director of the Registrant since 2011; Secretary of the Registrant from 2005 to 2010; Vice President of the Registrant since 2009.

C-1

Name	Position with Thompson Investment Management, Inc.	Other Affiliations

James T. Evans	Chief Investment Officer	Vice President of the Registrant since 2009.

Penny M. Hubbard	Vice President - Administrative Services	Chief Financial Officer and Treasurer of the Registrant since 2005.

Nedra S. Pierce	Chief Compliance Officer	Chief Compliance Officer of the Registrant since 2006.

Colleen Curliss	Chief Financial Officer	None.

Item 32. Principal Underwriters.

Quasar Distributors, LLC serves as the principal underwriter and distributor of shares of the Registrant’s mutual fund series.

(a)        Set forth below is the name of each investment company (other than the Registrant) for which Quasar Distributors, LLC acts as a principal underwriter, depositor or investment adviser:

AC One Funds

Academy Fund Trust

Advantus Mutual Funds

Aegis Funds

Akre Funds

Al Frank Funds

Allied Asset Advisors Funds

Alpha Funds

AlphaClone ETF Fund

Alpine Equity Trust

Alpine Income Trust

Alpine Series Trust

American Trust

Appleton Group

Artio Global Funds

Barrett Growth Fund

Barrett Opportunity Fund

Becker Value Equity Fund

Boston Common Funds

Brandes Investment Trust

Brandywine Blue Funds, Inc.

Brandywine Fund, Inc.

C-2

Bridges Investment Fund, Inc.

Bright Rock Funds

Brookfield Investment Funds

Brown Advisory Funds

Buffalo Funds

Bushido Funds

CAN SLIM Select Growth Fund

Capital Advisors Funds

Chase Funds

Cold Stream Funds

Collins Capital Funds

Congress Fund

Contravisory Funds

Convergence Funds

Corporate America Fund

Country Funds

Cove Street Capital Funds

Cushing MLP Funds

Davidson Funds

DoubleLine Funds

DSM Capital Funds

Edgar Lomax Value Fund

Empiric Funds, Inc.

Evermore Global Investors Trust

FactorShares Trust

First American Funds, Inc.

Fort Pitt Capital Group, Inc.

Fund X Funds

Geneva Advisors Funds

Gerstein Fisher Funds

Glenmede Fund, Inc.

Glenmede Portfolios

GoodHaven Funds

Greenspring Fund

Great Lakes Funds

Greenspring Fund

Guinness Atkinson Funds

Harding Loevner Funds

Hennessy Funds, Inc

Hennessy Mutual Funds, Inc.

Hennessey SPARX Funds Trust

Hodges Funds

Hotchkis and Wiley Funds

Huber Funds

Intrepid Capital Management

IronBridge Funds

Jacob Funds II

Jacob Funds, Inc.

C-3

Jensen Funds

Kellner Funds

Keystone Mutual Funds

Kirr Marbach Partners Funds, Inc

Lawson Kroeker Funds

Litman Gregory Master Funds

LKCM Funds

LoCorr Funds

Logan Capital Funds

MainGate MLP Funds

Matrix Asset Advisors, Inc.

MD Sass

Merger Fund

Monetta Fund, Inc.

Monetta Trust

Morgan Dempsey Funds

Muhlenkamp (Wexford Trust)

Muzinich Funds

New Path Funds

Nicholas Funds

Niemann Tactical Return Fund

Nuance Funds

Orinda Funds

O’Shaughnessy Fund

Osterweis Funds

Pension Partners Funds

Permanent Portfolio Funds

Perritt Opportunities Funds

Phocas Financial Funds

PIA Funds

Poplar Forest Partners Fund

Portfolio 21

Primecap Odyssey Funds

Prospector Funds

Provident Mutual Funds, Inc.

Purisima Funds

Rainier Funds

RBC Funds Trust

Reinhart Funds

Roosevelt Funds

Samson Funds

Scharf Funds

Schooner Investment Group

SCS Financial Funds

Shenkman Funds

Smead Value Fund

Snow Capital Family of Funds

Strategic Income Funds

C-4

Teberg Fund

Thomas White Funds

Tiedemann Funds

TIFF Investment Program, Inc.

Tortoise Funds

Tygh Capital Management

USA Mutuals Funds

Villere Fund

Wall Street Fund, Inc.

WBI Funds

Windowpane Advisors, LLC

Wisconsin Capital Funds, Inc.

WY Funds

(b)        Set forth below is a list of each manager, officer, director and member of Quasar Distributors, LLC and their positions and officers with Quasar Distributors, LLC and the Registrant.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

James R. Schoenike 615 East Michigan Street Milwaukee, WI 53202	President, General Securities Principal, FINRA Executive Officer and Board Member	None

Joe Bree 615 East Michigan Street Milwaukee, WI 53202	Financial Operations Principal	None

Andrew M. Strnad 615 East Michigan Street Milwaukee, WI 53202	Secretary	None

Teresa Cowan 615 East Michigan Street Milwaukee, WI 53202	Chief Compliance Officer, General Securities Principal and Assistant Secretary	None

Susan LaFond 615 East Michigan Street Milwaukee, WI 53202	Treasurer	None

John Kinsella 615 East Michigan Street Milwaukee, WI 53202	Assistant Treasurer	None

Brett Sribner 615 East Michigan Street Milwaukee, WI 53202	Assistant Treasurer	None

Eric W. Falkeis 777 E. Wisconsin Avenue Milwaukee, WI 53202	Board Member	None

C-5

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Joe Redwine 615 East Michigan Street Milwaukee, WI 53202	Board Member	None

Robert Kern 777 E. Wisconsin Avenue Milwaukee, WI 53202	Board Member	None

(c)        Quasar Distributors, LLC does not receive any commissions or other compensation from the Registrant. Thompson Investment Management, Inc., the investment advisor to the Registrant’s LargeCap, MidCap and Bond Funds, pays the compensation of Quasar Distributors, LLC with respect to the distribution of shares of those funds.

Item 33. Location of Accounts and Records.

The Amended and Restated Articles of Incorporation, Bylaws and minute book of the Registrant are in the physical possession of Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Accounts, books, records and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder relating to the number of shares of the Registrant’s common stock held by each shareholder of record are in the physical possession of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the physical possession of Thompson Investment Management, Inc., 918 Deming Way, 3rd Floor, Madison, Wisconsin 53717.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

C-6

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, and State of Wisconsin, on the 28th day of March, 2013.

THOMPSON IM FUNDS, INC.

By	/s/ John W. Thompson
John W. Thompson
Director, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below on this 28th day of March, 2013 by the following persons in the capacities indicated.

/s/ John W. Thompson	/s/ John W. Feldt*
John W. Thompson	John W. Feldt
Director, Chief Executive Officer	Chairman
and President
(Principal Executive Officer)

/s/ Penny Hubbard	/s/ Patricia Lipton *
Penny Hubbard	Patricia Lipton
Chief Financial Officer	Director
(Principal Financial Officer)
/s/ George E. Austin *
George E. Austin
Director

/s/ Jason L. Stephens *
Jason L. Stephens
Director

*By:	/s/ John W. Thompson
John W. Thompson

* Pursuant to Power of Attorney

C-7

THOMPSON IM FUNDS, INC.

____________________________________________

EXHIBIT INDEX

TO

REGISTRATION STATEMENT ON FORM N-1A

_____________________________________________

Exhibit Number	Description	Incorporated Herein By Reference To	Filed Herewith

(A)(1)	Registrant’s Second Amended and Restated Articles of Incorporation	Post-Effective Amendment No. 29 to the Registration Statement

(A)(2)	Articles of Amendment to Registrant’s Second Amended and Restated Articles of Incorporation		X

(B)	Registrant’s Amended and Restated Bylaws	Post-Effective Amendment No. 32 to the Registration Statement

(C)	None

(D)(1)	Investment Advisory Agreement between Registrant and Thompson Investment Management LLC for the Growth (n/k/a LargeCap) and Bond Funds	Post-Effective Amendment No. 22 to the Registration Statement

(D)(2)	First Amendment to the Investment Advisory Agreement	Post-Effective Amendment No. 25 to the Registration Statement

(D)(3)	Second Amendment to the Investment Advisory Agreement	Post-Effective Amendment No. 26 to the Registration Statement

(E)(1)	Distribution Agreement among Registrant, Thompson Investment Management LLC and Quasar Distributors, LLC	Post-Effective Amendment No. 24 to the Registration Statement

(E)(2)	First Amendment to Distribution Agreement	Post-Effective Amendment No. 25 to the Registration Statement

(E)(3)	Amendment to Distribution Agreement	Post-Effective Amendment No. 26 to the Registration Statement

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Exhibit Number	Description	Incorporated Herein By Reference To	Filed Herewith

(E)(4)	Form of Dealer Agreement for use by Quasar Distributors, LLC with selected dealers	Post-Effective Amendment No. 25 to the Registration Statement

(E)(5)	Amendment to the Distribution Agreement		X

(E)(6)	Amendment to the Distribution Agreement		X

(F)	Not applicable

(G)(1)	Custody Agreement with U.S. Bank National Association	Post-Effective Amendment No. 24 to the Registration Statement

(G)(2)	Amendment to Custody Agreement	Post-Effective Amendment No. 29 to the Registration Statement

(G)(3)	Amendment to Custody Agreement		X

(G)(4)	Amendment to Custody Agreement		X

(H)(1)	Administrative and Accounting Services Agreement between Registrant and TIM Holdings, Inc.	Post-Effective Amendment No. 22 to the Registration Statement

(H)(2)	First Amendment to Administrative and Accounting Services Agreement	Post-Effective Amendment No. 25 to the Registration Statement

(H)(3)	Second Amendment to Administrative and Accounting Services Agreement	Post-Effective Amendment No. 26 to the Registration Statement

(H)(4)	Transfer Agent Servicing Agreement	Post-Effective Amendment No. 25 to the Registration Statement

(H)(5)	Amendment to Transfer Agent Servicing Agreement	Post-Effective Amendment No. 26 to the Registration Statement

(H)(6)	Amendment to Transfer Agent Servicing Agreement		X

(H)(7)	Amendment to Transfer Agent Servicing Agreement		X

(H)(8)	Form of Shareholder Services Agreement used by U.S. Bancorp Fund Services, LLC with certain service providers	Post-Effective Amendment No. 25 to the Registration Statement

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Exhibit Number	Description	Incorporated Herein By Reference To	Filed Herewith

(H)(9)	Service Agreement between U.S. Bancorp Fund Services, LLC and Thompson Investment Management, Inc.	Post-Effective Amendment No. 26 to the Registration Statement

(H)(10)	Amended and Restated Service Agreement between U.S. Bancorp Fund Services, LLC and Thompson Investment Management, Inc.	Post-Effective Amendment No. 27 to the Registration Statement

(H)(11)	Loan Agreement dated as of October 1, 2004 between Registrant (regarding its various series) and U.S. Bank, N.A.	Post Effective Amendment No. 23 to the Registration Statement

(H)(12)	Loan Agreement dated as of April 28, 2008 between Registrant (regarding the Thompson Plumb MidCap Fund (n/k/a Thompson MidCap Fund)) and U.S. Bank, N.A.	Post-Effective Amendment No. 28 to the Registration Statement

(H)(13)	Amendment of Loan Agreement, effective September 1, 2012, for the benefit of the Thompson LargeCap Fund		X

(H)(14)	Amendment and Extension of Loan Agreement, effective November 15, 2012, for the benefit of the Thompson LargeCap Fund		X

(H)(15)	Amendment of Loan Agreement, effective September 1, 2012, for the benefit of the Thompson Bond Fund		X

(H)(16)	Amendment and Extension of Loan Agreement, effective November 15, 2012, for the benefit of the Thompson Bond Fund		X

(H)(17)	Amendment of Loan Agreement, effective September 1, 2012, for the benefit of the Thompson MidCap Fund		X

(H)(18)	Amendment and Extension of Loan Agreement, effective November 15, 2012, for the benefit of the Thompson MidCap Fund		X

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Exhibit Number	Description	Incorporated Herein By Reference To	Filed Herewith

(H)(19)	Second Amended and Restated Reimbursement Agreement between Registrant and Thompson Investment Management, Inc.	Post-Effective Amendment No. 27 to the Registration Statement

(H)(20)	Fee Waiver and Expense Reimbursement Commitment Letter from Thompson Investment Management, Inc. regarding expense ratio for the Bond Fund		X

(H)(21)	Fee Waiver and Expense Reimbursement Commitment Letter from Thompson Investment Management, Inc. regarding expense ratio for the MidCap Fund		X

(H)(22)	Fee Waiver and Expense Reimbursement Commitment Letter from Thompson Investment Management, Inc. regarding expense ratio for the LargeCap Fund		X

(H)(23)	Loan Agreement dated April 25, 2007 among U.S. Bank National Association ND, Registrant, and U.S. Bank, N.A.	Post-Effective Amendment No. 28 to the Registration Statement

(H)(24)	Amendment Number 1 to Loan Agreement among U.S. Bank National Association ND, Registrant, and U.S. Bank, N.A.	Post-Effective Amendment No. 28 to the Registration Statement

(H)(25)	Services Agreement dated November 18, 2008 between Registrant and U.S. Bancorp Fund Services, LLC	Post-Effective Amendment No. 28 to the Registration Statement

(H)(26)	Amendment to Services Agreement	Post-Effective Amendment No. 29 to the Registration Statement

(I)	Opinion of Counsel	Post-Effective Amendment No. 28 to the Registration Statement

(J)(1)	Consent of Independent Registered Public Accounting Firm		X

(J)(2)	Consent of Counsel		X

(K)	Not applicable

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Exhibit Number	Description	Incorporated Herein By Reference To	Filed Herewith

(L)	Subscription Agreement between Registrant and Thompson, Unger & Plumb, Inc. (f/k/a FMI Capital Management, Inc.)	Post-Effective Amendment No. 14 to the Registration Statement

(M)	Not applicable

(P)	Code of Ethics	Post-Effective Amendment No. 31 to the Registration Statement

(Q)(1)	Powers of Attorney for John Feldt, Patricia Lipton, and John Thompson	Post-Effective Amendment No. 26 to the Registration Statement

(Q)(2)	Powers of Attorney for George Austin and Jason Stephens	Post-Effective Amendment No. 32 to the Registration Statement

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